Exhibit 10.9

Recording Requested By
And When Recorded Mail To:

U.S. Bank National Association

101 North First Avenue, Suite 1600
Phoenix, AZ 85003-1902

Attention: Commercial Banking

Space Above For Recorder’s Use

WASHINGTON STATE COUNTY AUDITOR’S/RECORDER’S INFORMATION (RCW 65.04):

GRANTOR:           RADER FARMS ACQUISITION CORP. (“GRANTOR”)

GRANTEE:            U.S. BANK NATIONAL ASSOCIATION (“BENEFICIARY”)

ABBREVIATED

LEGAL DESCRIPTION:	Ptn. of Sections 1, 3, 4, 9, 10, 31, 33, Township 40 North, Range 3 East of W.M., Ptn. of Sections 6 and 31, Township 40 North, Range 4 East of W.M.

[SEE ATTACHED EXHIBIT A FOR FULL LEGAL DESCRIPTION]

ASSESSOR’S	400406 235480 0000 and 400310 258263 0000 and 400309 466060 0000
PROPERTY TAX PARCEL	and 400405 096537 0000 and 410333 205232 0000 and 400310 121045
ACCOUNT NUMBER(S):	0000 and 400309 475078 0000 and 400309 476112 0000 and 400310
024030 0000 and 400310 067020 0000 and 400406 198523 0000 and
410431 019031 0000 and 410431 019090 0000 and 400310 207022 0000
and 400309 490232 0000 and 410431 019156 0000 and 400310 038225
0000 and 400309 505035 0000 and 400310 105237 0000 and 400309
441228 0000 and 400303 449478 0000 and 400406 037482 0000 and
400309 305089 0000 and 400310 070169 0000 and 400301 235478 0000
and 400310 187087 0000 and 400310 070085 0000 and 400309 470490
0000 and 400301 363356 0000 and 400405 104471 0000 and 400406
250460 0000 and 400304 344458 0000 and 410431 086075 0000 and
400310 213195 0000 and 400304 209456 0000 and 400303 487407 0000
and 400309 395110 0000 and 400301 402485 0000

LEASEHOLD DEED OF TRUST
with Assignment of Rents, Security Agreement, and
Fixture Filing
(Washington)

This Document Serves as a Fixture Filing under the Washington Uniform Commercial Code.

Grantor’s Organizational Identification Number is: DE-4351069.

THIS DEED OF TRUST SECURES A VARIABLE RATE PROMISSORY NOTE WHICH VARIES ACCORDING TO CHANGES IN CERTAIN CONTRACT RATES OF INTEREST IN ACCORDANCE WITH THE TERMS OF THE PROMISSORY NOTE AND THE LOAN AGREEMENT BETWEEN GRANTOR AND BENEFICIARY.

The parties to this Leasehold Deed of Trust, with Assignment of Rents, Security Agreement, and Fixture Filing (this “Deed of Trust”), dated for reference purposes as of June 27, 2007, are THE INVENTURE GROUP, INC., a Delaware corporation, as trustor (the “Grantor”), CHICAGO TITLE INSURANCE COMPANY, as trustee (the “Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as beneficiary and secured party (the “Beneficiary”). The parties mailing addresses are set forth on the signature page(s) below.

This Deed of Trust secures, among other things, repayment of a term loan (the “Loan”) evidenced by the promissory note described in Section 1.2(a)(i), which Loan is made pursuant to a certain loan agreement (the “Loan Agreement”), dated as of the date hereof, entered into by Grantor and Beneficiary. Capitalized terms used above and elsewhere in this Deed of Trust without definition have the meanings given them in the Loan Agreement. All terms not defined herein or in the Loan Agreement shall have the meaning given them in the Uniform Commercial Code, as enacted in the state where the Land is located, or under the Uniform Commercial Code in any other state to the extent the same is applicable law (collectively, as amended, recodified, and in effect from time to time, the “UCC”). If a term is defined differently in Article 9 of the UCC than in another Article, Article 9 shall control.

In addition to the Loan, this Deed of Trust secures, repayment of a revolving line of credit loan (the “Facility 1 Loan”) evidenced by the promissory note described in Section 1.2(a)(ii) and a term loan (the “Facility 2 Loan”) evidenced by the promissory note described in Section 1.2(a)(iii) (collectively, the “RLOC/TL Loans”), which RLOC/TL Loans are made pursuant to a certain Loan Agreement (Revolving Line of Credit Loan and Term Loan) between Grantor and Beneficiary dated as of May 16, 2007 (the “RLOC/TL Loan Agreement”). The Loan and the RLOC/TL Loans will be cross-collateralized and cross-defaulted.

For purposes hereof, (a) the terms “Loan” or “Loans” shall, as the context may require, include and refer to the Loan described in Section 1.2(a)(i), the Facility 1 Loan described in Section 1.2(a)(ii) and the Facility 2 Loan described in Section 1.2(a)(iii), (b) the terms “Note” or “Notes” shall, as the context may require, include and refer to the Note described in Section 1.2(a)(i) the Facility 1 Note described in Section 1.2(a)(ii), and the Facility 2 Note described in Section 1.2(a)(iii). For purposes hereof, this Deed of Trust, the Loan Agreement, the RLOC/TL Loan Agreement, and the Notes described in Sections 1.2(a)(i),(ii), and (iii), together with all of their exhibits, and all other documents which evidence, guaranty, secure, or otherwise pertain to the Loan and/or the RLOC/TL Loans collectively constitute the “Loan Documents.”

1.           Grant in Trust and Secured Obligations.

1.1            Grant in Trust. In consideration and for the purpose of securing payment and performance of the Secured Obligations (as defined below), Grantor hereby irrevocably and unconditionally grants, bargains, conveys, sells, transfers, and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all estate, right, title, and interest which Grantor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the “Property”):

(a)            The leasehold estate created by that certain Agricultural Ground Lease dated to be effective as of May 27, 2007, wherein Lyle Rader, Sue Rader, Brad Rader and Julie Newell, fka Julie Rader, collectively are the current lessor (“Lessor” or “Ground Lessor”) and Grantor is the current lessee as described in an undated memorandum, and recorded May 17, 2007, as Instrument No. 2070502840, Official Records of Whatcom County, Washington (the “Ground Lease”) relating to that certain real property located in Whatcom County, Washington, as more fully described in Exhibit A attached hereto and made a part hereof, together with all rights, privileges, easements, appurtenances, tenements, hereditaments, rights of way, appendages, projections, water rights including riparian and littoral rights and whether or not appurtenant, streets, ways, alleys, and strips and gores of land, now or hereafter in any way belonging, adjoining, crossing or pertaining to such real property (the “Land”); together with all existing and future easements and rights affording access to it (the “Land”), together with all of the right, title and estate of the Grantor in and to the Ground Lease and the property subject thereto, all options and rights now existing hereafter or arising thereunder, all of Grantor’s right to waive, excuse, release or consent to any waiver, excuse or release of any provision of the Ground Lease or to consent to subordination of the Ground Lease to any mortgage or estate superior to the Ground Lease to any other estate and all deposits made by Grantor pursuant to the Ground Lease; together with

(b)             All buildings, structures and improvements now located or later to be constructed on the Land (the “Improvements”); together with

(c)             All articles of personal property (including those specified below) and any software imbedded therein, now owned or hereafter acquired by Grantor and attached to, placed upon for an indefinite term, or used in connection with the Land and/or Improvements, together with all goods and other property that are, or at any time become, so related to the Property that an interest in them arises under real estate law, or they are otherwise a “fixture” under applicable law (each a “Fixture,” collectively “Fixtures”); together with

(d)             All existing and future as-extracted collateral produced from or allocated to the Land, including, all minerals, oil, gas, other hydrocarbons and associated substances, sulphur, nitrogen, carbon dioxide, helium and any other commercially valuable substances which may be in, under or produced from any part of the Land, and all products processed or obtained therefrom, and the proceeds thereof, and all development rights and credits, air rights, water, water courses, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, easements, rights-of-way, gores or strips of land, and any land lying in the streets, ways, alleys, passages, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements; together with

(e)           All existing and future leases, subleases, subtenancies, licenses, occupancy agreements, concessions, and other agreements of any kind relating to the use or occupancy of all or any portion of the Property, whether now in effect or entered into in the future (each a “Lease,” collectively, the “Leases”) relating to the use and enjoyment of all or any part of the Land and Improvements (including but not limited to all leasehold estate, right, title and interest of Grantor in and to the Ground Lease, and any sub-ground leases), including all amendments, extensions, renewals, or modifications thereof (subject to Beneficiary’s right to approve same pursuant to the terms of the Loan Documents), and any and all guaranties of, and security for, lessees’ performance under any and all Leases, and all other agreements relating to or made in connection with any of such Leases; together with

All rents (and payments in lieu of rents), royalties, issues, profits, income, proceeds, payments, and revenues of or from the Property (specifically excluding all rents due to the Ground Lessor by Grantor under the Ground Lease), and/or at any time payable under any and all Leases, including all rent loss insurance proceeds, prepaid rents and any and all security deposits received or to be received by Grantor pursuant to any and all Leases, and all rights and benefits accrued, or to accrue to, Grantor under any and all Leases (some or all collectively, as the context may require, “Rents”); together with

(g)           All right, title and interest now owned or hereafter acquired by Grantor in and to any greater estate in the Land and Improvements, whether pursuant to the terms of the Ground Lease, the terms of any option or first right of refusal, or otherwise, together with

(h)           All real property and improvements on it, and all appurtenances and other property and interests of any kind or character, whether described in Exhibit A or not, which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Land and Improvements; together with

(i)              All rights to the name, signs, trade names, trademarks, trademark applications, service marks, licenses, software, and symbols used in connection with the Land and Improvements; together with

(j)              All goods, materials, supplies, chattels, furniture, fixtures, machinery, apparatus, fittings, equipment, and articles of personal property of every kind and nature whatsoever, including consumable goods, now or hereafter located in or upon the Property or any part thereof, or to be attached to or placed in or on, or used or useable in connection with any present or future use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including by way of description but without limiting the generality of the foregoing, all computer systems, telephone and telecommunication systems, televisions and television systems, pumps or pumping plants, tanks, motors, conduits, engines, pipes, ditches and flumes, and also all gas and electrical apparatus (including, but not limited to, all electrical transformers, switches, switch boxes, and equipment boxes), cooking, heating, cooling, air conditioning, sprinkler equipment, lighting, power equipment, ventilation, incineration, refrigeration and plumbing apparatus, fixtures and equipment, screens, storm doors and windows, stoves, wall beds, refrigerators, attached cabinets, partitions, ovens, ranges, disposals, dishwashers, carpeting, plants and shrubbery, ground maintenance equipment, ducts and compressors; together with all building materials, goods and personal property on or off the Property intended to be affixed to or incorporated in the Property but not yet affixed to or incorporated in the Property, all which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust; together with

(k)             All building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements; together with

(I)             All deposit accounts of Grantor, including but not limited to, any deposit account (if any), any Borrower’s Funds Account (if any), any Replacement Reserve Account (if any), any Operating Reserve Account (if any), and all Loan funds deposited into any such account, whether disbursed or not, and Grantor’s own funds now or later to be held on deposit in all such accounts; together with

(m)            To the extent not expressly prohibited by law, all federal, state, and local tax credits, and other tax benefits related to the Property; together with

(n)             All rights to the payment of money and all guaranties thereof and judgments therefor, and all accounts, accounts receivable, reserves, deferred payments, refunds of real property and personal property taxes and other refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Grantor with third parties (including all utility deposits), warranty rights, contract rights, management contracts, service contracts, construction and architectural contracts, contracts for the purchase and sale of the Property or any part thereof, end-loan or other financing commitments, development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, promissory notes, drafts, letters of credit (other than letters of credit in favor of Beneficiary), letter of credit rights (whether or not the letter of credit is evidenced by a writing), supporting obligations, and general intangibles, including payment intangibles, whether any of the foregoing are tangible or electronic, which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally; together with

(o)           All insurance policies (and the unearned premiums therefor) and bonds required by the Loan Documents and all proceeds thereof, and all proceeds (including all claims to and demands for them) of the voluntary or involuntary conversion of any of the Land, the Improvements, or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to, or defect in, the Land, the Improvements, or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud, misrepresentation, or concealment of a material fact; together with

(p)              All books, records, and all recorded data of any kind or nature (regardless of the medium of recording) pertaining to any and all of the property described above, including records relating to tenants under any leases, and the qualification of such tenants, and all certificates, vouchers, and other documents in any way related thereto, and all records relating to the application and allocation of any federal, state, and local tax credits or benefits, including computer-readable memory and any computer hardware or software necessary to access and process such memory (collectively, the “Books and Records”); together with

(q)              All commercial tort claims Grantor now has or hereafter acquires relating to any of the property described above; together with

(r)               All software embedded within or used in connection with any of the property described above; together with

(s)               All products, accounts, and proceeds (cash or non-cash) of, additions, betterments, extensions, accessions and accretions to, substitutions, renewals and replacements for, and changes in any of the property described above, including all proceeds of any voluntary or involuntary disposition or claim respecting any such property (arising out of any judgment, condemnation or award, or otherwise arising) and all supporting obligations ancillary to or arising in connection therewith, general intangibles (including payment intangibles) arising in connection therewith, and all goods, accounts, instruments, documents, promissory notes, chattel paper, deposit accounts, supporting obligations, and general intangibles (including payment intangibles) (whether any of the foregoing are tangible or electronic), wherever located, acquired with cash proceeds of any of the foregoing or its proceeds.

Grantor shall and will warrant and forever defend the above-bargained Property in the quiet and peaceable possession of Trustee, its successors and assigns, against all and every person or persons lawfully claiming or to claim the whole or any part thereof. Grantor agrees that any greater title to the Property hereafter acquired by Grantor during the term hereof shall be subject hereto.

1.2         Secured Obligations.

(a)               Grantor makes the grant, bargain, conveyance, sale, transfer, and assignment set forth above and grants the security interest set forth in Section 3 below for the purpose of securing the following obligations (the “Secured Obligations”) in such order of priority as Beneficiary may determine:

(i)            Payment of all obligations at any time owing under that certain Promissory Note Secured By Deeds of Trust (the “Note”) dated as of June 27, 2007, payable by Grantor as maker to the order of Beneficiary in the stated principal amount of Four Million and No/100 Dollars ($4,000,000.00) to the order of Beneficiary; and

(ii)           Payment of all obligations at any time owing under that certain Promissory Note Secured By Deeds of Trust (Facility 1 - Revolving Line of Credit Loan) (the “Facility 1 Note”) dated as of May 16, 2007, payable by Grantor as maker to the order of

Beneficiary in the stated principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00) to the order of Beneficiary; and

(iii)          Payment of all obligations at any time owing under a Promissory Note Secured By Deeds of Trust (Facility 2 – Term Loan) (the “Facility 2 Note”) dated as of May 16, 2007, payable by Grantor as maker to the order of Beneficiary in the stated principal amount of Six Million and No/100 Dollars ($6,000,000.00) to the order of Beneficiary; and

(iv)        Payment and performance of all obligations of Grantor under this Deed of Trust; and

(v)         Payment and performance of all obligations of Grantor under the Loan Agreement, under any Loan Documents, and under any rate lock agreement or interest rate protection agreement (such as any rate lock agreement, interest rate swap agreement, International Swaps and Derivatives Association, Inc. Master Agreement, or similar agreement or arrangements now existing or hereafter entered into by Grantor and Beneficiary in connection with the Loans evidenced by the Notes to hedge the risk of variable rate interest volatility or fluctuations in interest rates as any such agreement or arrangement may be modified, supplemented and in effect from time to time); provided, however, that this Deed of Trust does not secure any Loan Document or other document, or any provision of any Loan Document or other document, that is expressly stated to be unsecured; and

(vi)        Payment and performance of all future advances and other obligations that Grantor, or any successor in interest to Grantor, and/or any other obligor (if different than Grantor), or any successor in ownership of all or part of the Property, may agree to pay and/or perform (whether as principal, surety, or guarantor) for the benefit of Beneficiary, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Deed of Trust; and

(vii)       Payment and performance of all modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations, including any successor agreements or instruments which restate and supersede any agreements or instruments evidencing the Secured Obligations.

(b)             All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. Such terms include any provisions in the Note or the Loan Agreement which permit borrowing, repayment, and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

2.              Assignment of Lessor’s Interest in Leases and Assignment of Rents.

2.1        Absolute Assignment. Effective upon the recordation of this Deed of Trust, Grantor hereby irrevocably, absolutely, presently, and unconditionally assigns, transfers, and sets over to Beneficiary:

(a)             All of Grantor’s right, title, and interest in, to, and under any and all Leases, all amendments, extensions, renewals, or modifications thereof (subject to Beneficiary’s right to approve same pursuant to the terms of the Loan Documents), and any and all guaranties of, and security for, lessees’ performance under any and all Leases, and all other agreements relating to or made in connection with any of such Leases; and

(b)           All Rents.

In the event that anyone establishes and exercises any right to develop, bore for, or mine for any water, gas, oil, or mineral on or under the surface of the Property, any sums that may become due and payable to Grantor as bonus or royalty payments, and any damages or other compensation payable to Grantor in connection with the exercise of any such rights, shall also be considered Rents assigned under this Section.

THIS IS AN ABSOLUTE ASSIGNMENT, NOT AN ASSIGNMENT FOR SECURITY ONLY.

2.2         Grant of License. Beneficiary hereby confers upon Grantor a license (the “License”) to collect and retain the Rents as they become due and payable, so long as no Event of Default (as such term is defined below) shall exist. Upon the occurrence of an Event of Default, the License shall terminate (automatically and without notice or demand of any kind and without regard to the adequacy of Beneficiary’s security under this Deed of Trust).

2.3         Collection and Application of Rents and Enforcement of Leases. Subject to the License granted to Grantor above and the other provisions of this Section, Beneficiary has the right, power, and authority to collect any and all Rents and enforce the provisions of any Lease. In connection with the provisions of this Section, Grantor hereby constitutes and irrevocably appoints Beneficiary its attorney-in-fact, with full power of substitution, to perform any and all of the following acts, if and at the times when Beneficiary in its sole and absolute discretion may so choose:

(a)             Demand, receive, and enforce payment of any and all Rents, and endorse all checks and other payment instruments related thereto;

(b)             Give receipts, releases, and satisfactions for any and all Rents;

(c)             Sue either in the name of Grantor or in the name of Beneficiary for any and all Rents;

(d)             Enforce the provisions of any and all Leases;

(e)             Enter into Leases; and/or

(f)              Perform and discharge any and all undertakings of Grantor or otherwise under any Lease.

The appointment granted in this Section shall be deemed to be a power coupled with an interest. Beneficiary’s rights under this Section do not depend on whether or not Beneficiary takes possession of the Property as permitted under this Deed of Trust. In Beneficiary’s sole and absolute discretion, Beneficiary may choose to collect Rents or enforce any and all Leases either with or without taking possession of the Property and either in person or through a court-appointed receiver. Beneficiary’s rights and powers under this Section are in addition to the other remedies herein provided for upon the occurrence of an Event of Default and may be exercised independently of or concurrently with any other such remedies.

2.4         Notice. All lessees under any and all Leases are hereby irrevocably authorized and notified by Grantor to rely upon and to comply with (and will be fully protected in so doing) any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of lessees’ undertakings under the Leases, and lessees have no right or duty to inquire whether any Event of Default has actually occurred or is then existing hereunder or to obtain Grantor’s consent.

2.5          Proceeds. Beneficiary has the right to apply all amounts received by it pursuant to this assignment to pay any of the following in the amounts and in the order Beneficiary deems appropriate: (a) any and all Secured Obligations, in any order and proportions as Beneficiary in its sole and absolute discretion may choose, and (b) the costs and expenses of operation of the Property and collection of Rents and other sums that may be incurred by Trustee, Beneficiary, and/or any receiver, including but not limited to reasonable attorneys’ fees and any and all expenses of leasing, operating, maintaining, and managing the Property, and all other costs and charges incident to the Property; including, without limitation, (i) salaries, fees, commissions and wages of a managing agent, and other employees, agents, or independent contractors; (ii) taxes, charges, claims, assessments, any other liens, and premiums for all insurance; and (iii) the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property. In addition, Beneficiary may hold the same as security for the payment of the Secured Obligations. Beneficiary shall have no liability for any funds which it does not actually receive.

2.6          Beneficiary Not Responsible. Under no circumstances shall Beneficiary have any duty to produce Rents from the Property. Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Land and the Improvements, Beneficiary is not and shall not be deemed to be:

(a)          A “mortgagee in possession” for any purpose; or

(b)         Responsible for performing any of the obligations of the Grantor as lessor under any lease; or

(c)          Responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or

(d)         Liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

2.7          Leasing. Grantor shall not accept any deposit or prepayment of Rents for any rental period exceeding one (1) month without Beneficiary’s express prior written consent. Grantor shall not lease the Property or any part of it except strictly in accordance with the Loan Agreement. Grantor shall apply all Rents received by it in the manner required by the Loan Agreement.

3.               Grant of Security Interest.

3.1          Security Agreement. The parties intend for this Deed of Trust to create a lien on the Property, and an absolute assignment of the Rents and Leases, all in favor of Beneficiary. The parties acknowledge that some of the Property and some of the Rents and Leases may be determined under applicable law to be personal property or fixtures. To the extent that any Property, Rents, or Leases may be or be determined to be personal property, Grantor, as debtor, hereby grants to Beneficiary, as secured party, a security interest in all such Property, Rents, and Leases, to secure payment and performance of the Secured Obligations. This Deed of Trust constitutes a security agreement under the UCC, covering all such Property, Rents, and Leases. To the extent such Property, Rents, or Leases are not real property encumbered by the lien granted above, and are not absolutely assigned by the assignment set forth above, it is the intention of the parties that such Property, Rents, and/or Leases shall constitute “proceeds, products, offspring, rents, or profits” (as defined in and for the purposes of Section 552(b) of the United States Bankruptcy Code, as such section may be modified or supplemented) of the Land and Improvements.

3.2          Financing Statements; Authorization to File; Power of Attorney. Grantor hereby authorizes Beneficiary, at any time and from time to time, to file any initial financing statements,

amendments thereto, and continuation statements, with or without the signature of Grantor, as authorized by applicable law, as applicable to the Property or any part thereof. Grantor shall pay all fees and costs that Beneficiary may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require and all other reasonable fees and costs Beneficiary incurs in connection with perfection of its security interests. For purposes of such filings, Grantor agrees to promptly furnish any information requested by Beneficiary. Grantor also ratifies its authorization for Beneficiary to have filed any like initial financing statements, amendments thereto, or continuation statements if filed prior to the date of this Deed of Trust. Grantor hereby irrevocably constitutes and appoints Beneficiary, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor to execute in Grantor’s name any such documents and to otherwise carry out the purposes of this Section, to the extent that Grantor’s authorization above is not sufficient. Such power is deemed to be coupled with an interest, and is therefore irrevocable. If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall never be construed as in any way derogating from or impairing this Deed of Trust or the rights or obligations of the parties under it.

Everything used in connection with the Property and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real estate encumbered by this Deed of Trust regardless of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Beneficiary or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for lessening of value, or (3) Grantor’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the property conveyed hereby, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary’s lien granted hereby or by any other recorded document. Such mention in the Financing Statement is declared to be solely for the protection of Beneficiary in the event any court or judge shall at any time hold, with respect to the matters set forth in the foregoing clauses (1), (2), and (3), that notice of Beneficiary’s priority of interest is required in order to be effective against a particular class of persons, including but not limited to the federal government and any subdivisions or entity of the federal government, shall be filed in the UCC records.

4.           Effective as a Financing Statement; Fixture Filing and Construction Mortgage.

This Deed of Trust constitutes a financing statement filed as a fixture filing under the applicable section of the UCC, covering any Property which now is or later may become fixtures attached to the Land or Improvements. This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts, and general intangibles under the UCC, which will be financed at the wellhead or minehead of the wells or mines located on the Land and is to be filed of record in the real estate records of each county where any part of the Land is situated. This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth at the end of this Deed of Trust, and the address of Beneficiary from which information concerning the security interests hereunder may be obtained is the address of Beneficiary set forth at the end of this Deed of Trust. A carbon, photographic, or other reproduction of this Deed of Trust or of any financing statement related to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section. This Deed of Trust is also a “Construction Mortgage,” as defined in the UCC to the extent it secures an obligation incurred for the construction of an improvement on the Land (including the acquisition cost of the Land), or the refinancing of an obligation incurred for the construction of an improvement on the Land (including the acquisition cost of the Land).

5.               Rights and Duties of the Parties.

5.1       Representations and Warranties. Grantor represents and warrants that, except as previously disclosed to Beneficiary in writing:

(a)             Grantor lawfully, possesses and holds a leasehold interest in the Land in accordance with the Ground Lease, and has not encumbered or assigned any of its right title or interest under, in and to the Ground Lease or any of the lessee’s rights thereunder; and Grantor and its successors and assigns warrant and shall forever defend title to the leasehold interest in the Land, subject only to such exceptions and conditions to title as Beneficiary has approved in its sole and absolute discretion (the “Permitted Title Exceptions”) (and any later such encumbrances approved by Beneficiary in writing), unto Trustee and Trustee’s successors and assigns against the claims and demands of all persons claiming or to claim the same or any part thereof;

(b)             Grantor has the full and unlimited power, right, and authority to encumber the Property and assign the Rents;

(c)             This Deed of Trust creates a first and prior lien on the Property free and clear of all liens, encumbrances, and claims whatsoever, subject only to the Permitted Title Exceptions;

(d)             The Property includes all property and rights which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Land and the Improvements;

(e)             Grantor owns any Property which is personal property free and clear of all liens, encumbrances, and claims whatsoever, as well as any security agreements, reservations of title, or conditional sales contracts, and there is no presently effective financing statement affecting such personal property on file in any public office nor is any of such personal property subject to a security interest having priority over Beneficiary’s priority to the same except with respect to junior indebtedness, if any, approved and permitted by Beneficiary as a Permitted Title Exception and Grantor has the right to convey and encumber such property and will warrant and defend such property against the claims of all persons and parties;

(f)              The Property has frontage on and direct access for ingress and egress to publicly dedicated streets;

(g)             Electricity (and gas, if available), water facilities, sewer facilities and any other necessary utilities are, and at all times hereafter shall be, available in sufficient capacity to service the Property satisfactorily and any easements necessary to the furnishing of such utilities are or will be granted and duly recorded; and

(h)             Grantor’s exact legal name, and, if Grantor is not an individual, organizational identification number (if any assigned by Grantor’s state of incorporation or organization) are correctly set forth in this Deed of Trust. If Grantor is an individual, Grantor’s principal residence has for the preceding four months been and will continue to be (unless Grantor notifies Beneficiary of any change in writing at least thirty (30) days prior to the date of such change) the address of the principal residence of Grantor as set forth at the end of this Deed of Trust. If Grantor is not an individual, Grantor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Deed of Trust. If Grantor is an unregistered entity (including a general partnership), it is organized under the laws of the state specified in the introductory paragraph of this Deed of Trust. Grantor’s principal place of business and chief executive office and the place where it keeps its Books and Records has for the preceding four months (or, if less, the entire period of the existence of Grantor) been and will continue to be (unless Grantor notifies Beneficiary of any change in writing at least thirty (30) days prior to the date of such change) the address of Grantor set forth at the end of this Deed of Trust.

5.2       Taxes and Assessments.

(a)             Grantor shall pay prior to delinquency all taxes, levies, charges and assessments, including assessments on appurtenant water stock (individually and collectively, an “Imposition”), imposed by any public or quasi-public authority or utility company that are (or if not paid, may become) a lien on all or part of the Property or any interest in it, or that, if not paid, may cause any decrease in the value of the Property or any part of it. If any Imposition becomes delinquent, Beneficiary may require Grantor to present evidence that it has been paid in full, on ten (10) days’ written notice by Beneficiary to Grantor. Notwithstanding the foregoing provisions of this Section, Grantor may, at its expense, contest the validity or application of any Imposition by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence, provided that (i) Beneficiary is reasonably satisfied that neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, or lost as a result of such contest, and (ii) Grantor shall have posted a bond or furnished other security as may be reasonably required from time to time by Beneficiary; and provided further that if at any time payment of any obligation imposed upon Grantor by this Section becomes necessary to prevent a lien foreclosure sale or forfeiture or loss of the Property, or any part thereof, then Grantor must pay the same in sufficient time to prevent such sale, forfeiture, or loss.

(b)             Following an Event of Default, Grantor shall, upon demand of Beneficiary, pay monthly to Beneficiary an amount sufficient, as estimated by Beneficiary, to accumulate the sum required to pay thirty (30) days prior to the due date thereof the annual cost of any real property taxes and any assessments or other Impositions and the estimated next premiums for hazard and other required insurance on the Property. These funds will be held by Beneficiary (and may be commingled with other funds of Beneficiary) without interest and will be released to Grantor for payment of Impositions and insurance premiums, or directly applied to such costs by Beneficiary, as Beneficiary may elect.

(c)             Notwithstanding anything to the contrary in subsection (b) above, if a property tax reserve account, taxes and insurance reserve account, or similar reserve for real property taxes is required pursuant to the terms of the Loan Agreement or other Loan Documents, then, if and at all such times as such reserve is required pursuant to the terms of the Loan Agreement, Grantor shall pay to Beneficiary the reserve deposits, including, if applicable, any initial reserve deposit and any monthly or periodic reserve deposits, as described in the Loan Agreement or other applicable Loan Document, and all terms and conditions set forth in therein related to such reserve shall apply and are herein incorporated by reference.

5.3         Performance of Secured Obligations. Grantor shall promptly pay and perform each Secured Obligation in accordance with its terms.

5.4         Liens, Charges, and Encumbrances. Grantor shall immediately discharge any lien on the Property that Beneficiary has not expressly consented to in writing. Grantor shall pay when due each obligation secured by or reducible to a lien, charge, or encumbrance which now does or later may encumber all or part of the Property or any interest in it, whether the lien, charge, or encumbrance is or would be senior or subordinate to this Deed of Trust. This Section is subject to any right granted to Grantor in the Loan Agreement to contest in good faith claims and liens for labor done and materials and services furnished in connection with construction of the Improvements. Grantor shall pay, perform and observe all obligations under any Permitted Title Exceptions, and will not modify or permit modification of them without Beneficiary’s prior written consent.

5.5       Damages and Insurance and Condemnation Proceeds.

(a)             Grantor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, the following claims, causes of action, awards, payments, and rights to payment (whether awarded or to be awarded or which may be awarded because of judicial action, private action, settlement, or compromise):

(i)            All awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Property or any interest in it; and

(ii)           All other awards, claims, and causes of action, arising out of any warranty affecting all or any part of the Property, or for damage or injury to or decrease in value of all or part of the Property or any interest in it; and

(iii)          All proceeds of any insurance policies payable because of loss sustained to all or part of the Property, whether or not such insurance policies are required by Beneficiary; and

(iv)          All interest which may accrue on any of the foregoing.

(b)           Grantor shall immediately notify Beneficiary in writing if:

(i)            Any damage occurs or any injury or loss is sustained to all or any part of the Property, or any action or proceeding relating to any such damage, injury, or loss is commenced; or

(ii)           Any offer is made, or any action or proceeding is threatened or commenced, which relates to any actual or proposed condemnation or taking of all or part of the Property.

(c)             If Beneficiary chooses to do so, Beneficiary may in its own name appear in or prosecute any action or proceeding to enforce any cause of action based on warranty, or for damage, injury, or loss to all or part of the Property, and Beneficiary may make any compromise or settlement of the action or proceeding with respect to its rights and interests. Beneficiary, if it so chooses, may participate in any action or proceeding relating to condemnation or taking of all or part of the Property, and may join Grantor in adjusting any loss covered by insurance, and in connection therewith, Beneficiary shall have the right to be represented by counsel of its choice.

(d)             All proceeds of these assigned claims and all other property and rights which Grantor may receive or be entitled to shall be paid to Beneficiary. In each instance, Beneficiary shall apply such proceeds first toward reimbursement of all of Beneficiary’s costs and expenses of recovering the proceeds, including reasonable attorneys’ fees. If, in any instance, each and all of the following conditions are satisfied in Beneficiary’s reasonable judgment, Beneficiary shall permit Grantor to use the balance of such proceeds (the “Net Claims Proceeds”) to pay costs of repairing or reconstructing the Property in the manner described below:

(i)           The plans and specifications, cost breakdown, construction contract, construction schedule, contractor and payment and performance bond for the work of repair or reconstruction shall all be reasonably acceptable to Beneficiary; and

(ii)          Beneficiary shall receive evidence reasonably satisfactory to it that after repair or reconstruction, the Property would be at least as valuable as it was immediately before the damage or condemnation occurred, and in this regard and notwithstanding any other provisions of the Loan Documents, Beneficiary may order an appraisal from an appraiser acceptable to Beneficiary, the cost of which shall be borne by Grantor; and

(iii)          The Net Claims Proceeds (together with the net proceeds of any rental interruption insurance and reasonably projected rental receipts during the repair or reconstruction period) shall be sufficient in Beneficiary’s determination to pay for the total cost of repair or reconstruction, including all associated development costs and interest and other sums projected to be payable on the Secured Obligations until the repair or reconstruction is complete; or Grantor shall provide its own funds in an amount equal to the difference between the Net Claims Proceeds and a reasonable estimate, made by Grantor and found acceptable by Beneficiary, of the total cost of repair or reconstruction; and

(iv)          Unless otherwise agreed to by Beneficiary, Beneficiary shall receive evidence satisfactory to it that, after the repair or reconstruction is complete, (1) all non-residential leases acceptable to Beneficiary will continue (or a replacement therefor reasonably satisfactory to Beneficiary immediately commences); and (2) the Property will continue to operate in substantially the same manner, and will generate the same debt service coverage as immediately before the damage or condemnation occurred; and

(v)           Beneficiary shall be satisfied that the repair or reconstruction can be completed prior to the maturity date of the Note; and

(vi)          No default or Event of Default (as defined in the applicable document, subject to applicable notice and cure periods) shall have occurred and be continuing under this Deed of Trust, the Note, the Loan Agreement or any other Loan Document.

If Beneficiary finds that such conditions have been met, Beneficiary shall hold the Net Claims Proceeds, and any funds which Grantor is required to provide, in an account and shall disburse them to Grantor to pay costs of repair or reconstruction upon presentation of evidence reasonably satisfactory to Beneficiary that repair or reconstruction has been completed satisfactorily and lien-free, including partial progress payments of Net Claims Proceeds from time to time, in accordance with a cost breakdown approved by Beneficiary and the same procedures and subject to the same conditions as are set forth in the Loan Agreement for Loan disbursements. However, if Beneficiary finds that one or more of such conditions have not been satisfied, Beneficiary may apply the Net Claims Proceeds to pay or prepay some or all of the Secured Obligations in such order and proportions as Beneficiary may determine, all without affecting the lien and security interest created by this Deed of Trust.

(e)           Notwithstanding the foregoing, in the event any governmental agency or authority shall require, or commence any proceedings for, the demolition of any buildings or structures comprising a substantial part of the Improvements, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Land or Improvements, Beneficiary may, at its option, declare the Secured Obligations to be immediately due and payable and apply any condemnation awards or proceeds to the Secured Obligations.

(f)            Grantor hereby specifically, unconditionally, and irrevocably waives all rights of a property owner granted under any applicable law that provides for allocation of condemnation proceeds between a property owner and a lienholder, and any other law or successor statute of similar import.

5.6         Surety Bond Proceeds.

(a)           Grantor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, all payments, rights to payment, and all other compensation payable, directly or indirectly, under any payment, performance, or other bond (each a “Surety Bond”) related to, or issued in connection with, the construction of any Improvements or the performance of any acts, related to the Property or any interest in it, whether or not such Surety Bonds are required by Beneficiary.

(b)           Grantor shall immediately notify Beneficiary in writing of:

(i)            Any threatened or actual default or breach of any obligation under any Surety Bond; or

(ii)           Any action or inaction, including a breach by any contractor under their contract (if applicable), which would give rise to the obligation of the payor/surety to pay any sums or perform any acts pursuant to the terms of any Surety Bond.

(c)           If Beneficiary chooses to do so, Beneficiary may in its own name appear in or prosecute any action or proceeding to enforce any cause of action based on any claim under a Surety Bond, and Beneficiary may make any compromise or settlement of any such action or proceeding.

(d)             All proceeds of these assigned payments, rights to payment, and compensation payable, directly or indirectly, under any Surety Bond which Grantor may receive or be entitled to, shall be paid to Beneficiary. In each instance, Beneficiary shall apply such proceeds first toward reimbursement of all of Beneficiary’s costs and expenses of recovering the proceeds, including reasonable attorneys’ fees. If Grantor desires to use the balance of such proceeds (the “Net Bond Proceeds”) to pay the costs of completing all or a part of the construction of certain of the Improvements, and each and all of the following conditions are satisfied in Beneficiary’s reasonable judgment, Beneficiary shall permit Grantor to pay such costs of construction, in the manner described below:

(i)            The plans and specifications, cost breakdown, construction contract (including any replacement contract), construction schedule (including all revisions thereto), contractor (including any replacement contractor), and, if required by Beneficiary, any replacement payment and performance bond for the construction work, shall all be acceptable to Beneficiary; and

(ii)           To the extent allowed pursuant to the terms of the Surety Bond, Beneficiary shall have approved any replacement contractor(s); and

(iii)         Beneficiary shall receive evidence satisfactory to it that after the construction is complete, the Property would be at least as valuable as it would have been if completed pursuant to the original construction contract, and in this regard and notwithstanding any other provisions of the Loan Documents, Beneficiary may order an appraisal from an appraiser acceptable to Beneficiary, the cost of which shall be borne by Grantor; and

(iv)       The Net Bond Proceeds shall be sufficient in Beneficiary’s determination to pay for the total cost of the applicable construction, including all associated development costs and interest and other sums projected to be payable on the Secured Obligations until the applicable construction is complete; or Grantor shall provide its own funds in an amount equal to the difference between the Net Bond Proceeds and a reasonable estimate, made by Grantor and found acceptable by Beneficiary, of the total cost of such construction; and

(v)           Beneficiary shall be satisfied that the repair or reconstruction can be completed prior to the maturity date of the Note; and

(vi)          No default or Event of Default (as defined in the applicable document, subject to applicable notice and cure periods) shall have occurred and be continuing under this Deed of Trust, the Note, the Loan Agreement or any other Loan Document.

If Beneficiary finds that such conditions have been met, Beneficiary shall hold the Net Bond Proceeds, and any funds which Grantor is required to provide, in a non-interest-bearing account and shall disburse them to Grantor to pay costs of construction upon presentation of evidence reasonably satisfactory to Beneficiary that the construction has been completed satisfactorily and lien-free, including partial progress payments of Net Bond Proceeds from time to time, in accordance with a cost breakdown approved by Beneficiary and the same procedures and subject to the same conditions, as are set forth in the Loan Agreement for Loan disbursements. However, if Beneficiary finds that one or more of such conditions have not been satisfied, Beneficiary may apply the Net Bond Proceeds to pay or prepay some or all of the Secured Obligations in such order and proportions as Beneficiary may choose, all without affecting the lien and security interest created by this Deed of Trust.

(e)           Notwithstanding anything herein to the contrary, to the extent that any of the terms of this Section conflict with the terms of any Surety Bond which has been approved in writing by Beneficiary, the terms of such Surety Bond shall control.

5.7         Maintenance and Preservation of Property.

(a)           Grantor shall insure the Property as required by the Loan Agreement and keep the Property in good condition and repair.

(b)           Grantor shall not remove or demolish the Property or any part of it, or alter, restore or add to the Property, or initiate or allow any change in any zoning or other land use classification which affects the Property or any part of it, except as permitted or required by the Loan Documents or with Beneficiary’s express prior written consent in each instance.

(c)          If all or part of the Property becomes damaged or destroyed, Grantor shall promptly and completely repair and/or restore the Property in a good and workmanlike manner in accordance with sound building practices and notwithstanding the unavailability (for whatever reason) of insurance proceeds from any Property insurer; provided, however this subsection is subject to the provisions of Sections 5.5 and 5.6 above.

(d)         Grantor shall not commit or allow any act upon or use of the Property which would violate: (i) any applicable law or order of any governmental authority, whether now existing or later to be enacted and whether foreseen or unforeseen; or (ii) any public or private covenant, condition, restriction or equitable servitude affecting the Property. Grantor shall not bring or keep any article on the Property or cause or allow any condition to exist on it, if that could invalidate or would be prohibited by any insurance coverage required to be maintained by Grantor on the Property or any part of it under the Loan Documents.

(e)          Grantor shall not commit or allow waste of the Property, including those acts or omissions characterized under the Loan Agreement as waste that arise out of Hazardous Substances (as such term is defined in the Loan Agreement).

(f)          Grantor shall perform all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value and utility.

(g)           Grantor shall observe and perform all obligations of Grantor under the Ground Lease, and any subleases or agreements related thereto, and shall refrain from taking any actions prohibited by any lease or leases, and Grantor shall preserve and protect such leasehold estate and its value.

(h)           If any easement or right of way appurtenant to, or recorded agreement which benefits, the Property exists or is hereafter entered into, Grantor shall perform its obligations and duties under such easement, right of way, or agreement, and shall take all such actions as may be necessary to prevent such easement, right of way, or agreement from being terminated for Grantor’s non-performance. Grantor irrevocably appoints Beneficiary its attorney-in-fact, with full power of substitution, for the purpose of performing any act to be performed by Grantor under any such easement, right of way, or agreement, such power deemed to be coupled with an interest and therefore irrevocable.

5.8          Trustee’s Acceptance of Trust. Trustee accepts this trust when this Deed of Trust is recorded.

5.9          Releases, Extensions, Modifications, and Additional Security.

(a)           From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person:

(i)            Release any person liable for payment of any Secured Obligation; or

(ii)           Extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation; or

(iii)          Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or

(iv)          Alter, substitute or release any property securing the Secured Obligations.

(b)           From time to time, when requested to do so by Beneficiary in writing, Trustee may perform any of the following acts without incurring any liability or giving notice to any person:

(i)            Consent to the making of any plat or map of the Property or any part of it; or

(ii)           Join in granting any easement or creating any restriction affecting the Property; or

(iii)          Join in any subordination or other agreement affecting this Deed of Trust or the lien of it; or

(iv)          Reconvey the Property or any part of it without any warranty.

5.10       Reconveyance; Release. When all of the Secured Obligations have been paid and performed in full, and no further commitment to extend credit continues under the Secured Obligations, then (except to the extent expressly provided herein with respect to the survival of any indemnifications, representations, warranties, and other rights which are to continue following the release or reconveyance hereof) Trustee shall reconvey the Property from the liens, security interests, conveyances and assignments herein, and this Deed of Trust and all promissory notes and instruments evidencing the Secured Obligations shall be returned to the appropriate party or parties. Any such reconveyance shall be without warranty to the person or persons legally entitled to it. Such person or persons shall pay any costs of recordation. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

5.11       Compensation, Exculpation, Indemnification.

(a)            Grantor agrees to pay fees in the maximum amounts legally permitted, or reasonable fees as may be charged by Beneficiary and Trustee when the law provides no maximum limit, for any services that Beneficiary or Trustee may render in connection with this Deed of Trust, including Beneficiary’s providing a statement of the Secured Obligations or Trustee’s rendering of services in connection with a release or reconveyance (full or partial). Grantor shall also pay or reimburse all of Beneficiary’s and Trustee’s costs and expenses which may be incurred in rendering any such services. Grantor further agrees to pay or reimburse Beneficiary for all costs, expenses, and other advances which may be incurred or made by Beneficiary or Trustee in any efforts to enforce any terms of this Deed of Trust, including the exercise of any rights or remedies afforded to Beneficiary or Trustee or both of them under the remedies section below, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including reasonable attorneys’ fees and other legal costs (which shall include reimbursement for the allocated costs of in-house counsel used by Beneficiary and/or Trustee to the extent not prohibited by law), costs of any Trustee’s Sale (as described below), any judicial foreclosure of this Deed of Trust, and any cost of evidence of title. If Beneficiary chooses to dispose of Property through more than one Trustee’s Sale or judicial foreclosure, Grantor shall pay all costs, expenses, or other advances that may be incurred or made by Trustee or Beneficiary in each of such Trustee’s Sales or judicial foreclosure actions.

(b)           Beneficiary shall not be directly or indirectly liable to Grantor or any other person as a consequence of any of the following:

(i)            Beneficiary’s exercise of or failure to exercise any rights, remedies or powers granted to Beneficiary in this Deed of Trust;

(ii)           Beneficiary’s failure or refusal to perform or discharge any obligation or liability of Grantor under any agreement related to the Property or under this Deed of Trust;

(iii)          Any waste committed by lessees of the Property or any other parties, or any dangerous or defective condition of the Property; or

(iv)          Any loss sustained by Grantor or any third party resulting from Beneficiary’s failure to lease the Property, or from any other act or omission of Beneficiary in operating or managing the Property, after an Event of Default, unless the loss is caused solely by the gross negligence or willful misconduct of Beneficiary.

Grantor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary.

(c)            Grantor agrees to indemnify, defend, and hold Trustee and Beneficiary harmless, for, from, and against, and reimburse them for, all losses, damages, liabilities, claims, causes of action, judgments, penalties, court costs, reasonable attorneys’ fees and other legal expenses and expenses of professional consultants and experts, cost of evidence of title, cost of evidence of value, and other costs and expenses, including the settlement of any such matter, excepting those arising out of, or resulting, solely from

Beneficiary’s or Trustee’s, as the case may be, gross negligence or willful misconduct, which either may suffer or incur:

(i)            In performing any act required or permitted by this Deed of Trust or any of the other Loan Documents or by law;

(ii)          Because of any failure of Grantor to perform any of Grantor’s obligations;

or

(iii)         Because of any alleged obligation of or undertaking by Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants, or other obligations in any document relating to the Property other than the Loan Documents.

This agreement by Grantor to indemnify Trustee and Beneficiary shall survive payoff, termination, or the release and cancellation of any or all of the Secured Obligations, and the full or partial release and/or reconveyance of this Deed of Trust.

(d)           Grantor shall pay all obligations to pay money arising under this Section immediately upon written demand by Trustee or Beneficiary. Each such obligation shall be added to, and considered to be part of, the principal of the Note, and shall bear interest from the date the obligation arises at the Default Rate (as such term may be defined in the Note), or if no Default Rate is specified, at five percent (5%) in excess of the Stated Rate. For purposes hereof, “Stated Rate” means the stated interest rate in effect from time to time under the Note and/or other debt instrument evidencing the Loan; provided that if more than one rate of interest is in effect, the highest rate shall be used.

5.12       Defense and Notice of Claims and Actions. At Grantor’s sole expense, Grantor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this Deed of Trust and the rights and powers of Beneficiary and Trustee created under it, against all adverse claims. Grantor shall give Beneficiary and Trustee prompt notice in writing if any claim is asserted which does or could affect any of such matters, or if any action or proceeding is commenced which alleges or relates to any such claim.

5.13       Subrogation. Beneficiary shall be subrogated to the liens of all encumbrances affecting the Property, whether released or not, which are discharged in whole or in part by Beneficiary in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

5.14       Site Visits, Observation and Testing. Beneficiary and its agents and representatives and the other Indemnified Parties (as such term is defined in the Loan Agreement), and their agents and representatives, shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, performing appraisals, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. The Indemnified Parties have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation, or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation, or testing by any Indemnified Party be a representation that Hazardous Substances (as such term is defined in the Loan Agreement) are or are not present in, on, or under the Property, or that there has been or shall be compliance with any law, regulation, or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Grantor nor any other party is entitled to rely on any site visit, observation, or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Grantor or any other party against, or to inform Grantor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. The Indemnified Parties may in their discretion disclose to Grantor or any other party any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Indemnified Parties. Grantor understands and agrees that the Indemnified Parties make no representation or warranty to Grantor or any other party regarding the truth, accuracy, or completeness of any such report or findings that may be disclosed. Grantor also understands that, depending on the results of any site visit, observation, or testing by any Indemnified Party which are disclosed to Grantor, Grantor may have a legal obligation to notify one or more environmental agencies of the results. Any Indemnified Party shall give Grantor reasonable notice before entering the Property. Such Indemnified Party shall make reasonable efforts to avoid interfering with Grantor’s use of the Property in exercising any rights provided in this Section. In connection with any such site visit, observation, or testing, Grantor shall have any rights with respect to the release and/or disclosure of environmental reports as set forth in the Loan Agreement.

5.15        Notice of Change. Grantor will not cause or permit any change to be made in (a) its name, identity, or corporate, partnership, limited liability company, or other entity structure, (b) its jurisdiction of organization (c) its organizational identification number, (d) its place of business or, if more than one, its chief executive office, (e) its mailing address, or (f) any change in the location of any Property, unless Grantor shall have notified Beneficiary in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Beneficiary for the purpose of further perfecting or protecting the lien and security interest of Beneficiary in the Property. Unless otherwise approved by Beneficiary in writing, all Property that consists of personal property (other than Books and Records) will be located on the Land and all Books and Records will be located at Grantor’s place of business or chief executive office if Grantor has more than one place of business.

5.16        Further Assurances. Grantor shall, promptly on request of Beneficiary, (a) correct any defect, error or omission which may be discovered in the contents, execution, or acknowledgment of this Deed of Trust or any other Loan Document; (b) execute, authenticate, acknowledge, deliver, procure, and record and/or file and/or authorize the filing of such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, financing statement amendments, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable, or proper (i) to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, (ii) to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property), or (iii) as deemed advisable by Beneficiary to protect the lien or security interest hereunder against the rights or interests of third persons; and (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper to enable Beneficiary to comply with the requirements or requests of any agency having jurisdiction over Beneficiary or any examiners of such agencies with respect to the Secured Obligations, the Grantor, or the Property. Grantor shall pay all costs connected with any of the foregoing within five (5) days after the written demand by Trustee or Beneficiary. If not paid when due, such costs shall be added to, and considered to be part of, the principal of the Note, and shall bear interest from the date of such written demand at the Default Rate (as such term may be defined in the Note), or if no Default Rate is specified, at three percent (3%) in excess of the Stated Rate.

5.17        Leasehold. Grantor agrees not to amend, modify, extend, renew or terminate the leasehold estate which constitutes a portion of the Property, any interest therein, or the lease granting such leasehold estate without the prior written consent of Beneficiary, which consent may be withheld by Beneficiary in its absolute and sole discretion. Consent to one amendment, modification, extension or renewal shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, modifications, extensions or renewals. Grantor agrees to perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Grantor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to promptly deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Grantor with respect to any such default or alleged default. Beneficiary shall have the option to cure any such default and to perform any or all of Grantor’s obligations thereunder. All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at the Default Rate.

5.18      Ground Lease - Grantor Representations, Warranties, and Agreements. Grantor hereby represents, warrants, covenants and agrees that:

(a)           This Deed of Trust is duly executed and delivered in conformity with, and does not violate or breach any term of covenant of, the Ground Lease.

(b)           Grantor will promptly pay, when due and payable, the net rent, additional rent, taxes and all other sums and charges mentioned in and made payable pursuant to the Ground Lease.

(c)           Grantor will promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by Grantor as lessee under the Ground Lease, within the period (exclusive of grace periods) provided in the Ground Lease, or such lesser periods (exclusive of grace periods) as are provided in this Deed of Trust, and will do all things necessary to preserve and to keep unimpaired its rights under the Ground Lease. Grantor specifically acknowledges Beneficiary’s right, while any default by Grantor under any Ground Lease remains uncured, to perform the defaulted obligations and take all other actions which Beneficiary reasonably deems necessary to protect its interests with respect thereto, and Grantor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact in its name or otherwise to execute all documents, and perform all other acts, which Beneficiary reasonably deems necessary to preserve its or Grantor’s rights with respect to any Leasehold. Such appointment is deemed coupled with an interest.

(d)           Grantor will promptly notify Beneficiary in writing of any default (including the expiration of all notice and cure periods) by Grantor in the performance or observance of any of the terms, covenants or conditions on the part of Grantor to be performed or observed under the Ground Lease.

(e)           Grantor will (i) promptly notify Beneficiary in writing of the receipt by Grantor of any notice from the Ground Lessor and of any notice noting or claiming any default by Grantor in the performance or observance of any of the terms, covenants or conditions on the part of Grantor to be performed or observed under the Ground Lease; (ii) promptly notify Beneficiary in writing of the receipt by Grantor of any notice from the Ground Lessor to Grantor of termination of the Ground Lease pursuant to the provisions of the Ground Lease; (iii) promptly cause a copy of each such notice received by Grantor from the Ground Lease to be delivered to Beneficiary; provided, however, that no such delivery by Grantor to Beneficiary of any such notices shall be deemed to waive, release, or modify any obligation of the Ground Lessor to separately provide such notice to Beneficiary pursuant to the terms of the Ground Lease; and (iv) will promptly notify Beneficiary in writing of any default by the Ground Lessor in the performance or observance of any of the terms, covenants or conditions on the part of the Ground Lessor to be performed or observed.

(f)            Grantor will promptly notify Beneficiary in writing of all arbitration or other proceedings regarding the Property or the Ground Lease. Beneficiary shall have the right to participate in any such arbitration proceedings in association with Grantor or on its own behalf as an interested party and no determination made in such proceeding or settlement or agreement in connection therewith shall be binding upon Beneficiary unless and until Beneficiary has participated in such proceeding and/or consented to such settlement or agreement.

(g)                                      Grantor will not, without the prior written consent of Beneficiary (which may be granted or withheld in the sole and absolute discretion of Beneficiary), terminate, materially modify or surrender or suffer or permit any termination, material modification or surrender of the Ground Lease.

(h)                                      Grantor will, within thirty (30) days after written demand from Beneficiary, obtain from the Ground Lessor and deliver to Beneficiary a certificate stating that such Ground Lease is in full force and effect, is unmodified, that no notice of termination thereon has been served on Grantor, stating that no default or event which with notice or lapse of time (or both) would become a default is existing under the Ground Lease (or specifying the nature of any defaults or events which with notice or lapse of time, or both, would become a default under the Ground Lease), stating the date to which net rent has been paid, and containing such other statements and representations as may be requested by Beneficiary.

(i)                                          Grantor will furnish to Beneficiary, within fifteen (15) days after request by Beneficiary, proof of payment of all items that are required to be paid by Grantor pursuant to the Ground Lease and proof of payment which is required to be given to the Ground Lessor.

(j)                                          Grantor shall not consent to any waiver of Ground Lessor’s obligations under the Ground Lease, or any material modification or cancellation of any provision of the Ground Lease nor to the subordination of the Ground Lease to any mortgage of the fee interest of the Ground Lessor, except as expressly provided in this Deed of Trust or a writing signed by Beneficiary.

(k)                                       Grantor shall execute and deliver, on request of Beneficiary, such instruments as Beneficiary may deem useful or require to permit Beneficiary to cure any default under the Ground Lease or permit Beneficiary to take such other action as Beneficiary considers desirable to cure or remedy the matter in default and preserve the interest of Beneficiary in the Premises.

(I)                                         Grantor agrees and acknowledges that, to the extent any provision of this Deed of Trust conflicts with any term or condition of the Ground Lease, the terms of this Deed of Trust shall control.

(m)                                    Grantor shall not subordinate the Ground Lease or any of its leasehold estate thereunder to any deed of trust or other encumbrance of, or lien on, any interest in the real property subject to the Ground Lease without the prior written consent of Beneficiary. Any such subordination without such consent shall, at Beneficiary’s option, be void.

(n)                                      Grantor shall exercise any option or right to renew or extend the term of the Ground Lease at least six (6) months prior to the date of termination (or if later, then the earliest date for such exercise provided in the Ground Lease) of any such option, or right, shall give immediate written notice thereof to Beneficiary, and shall execute, deliver and record any documents requested by Beneficiary to evidence the lien of this Deed of Trust on such extended or renewed lease term. If Grantor fails to exercise any such option or right as required herein, Beneficiary may exercise the option or right as Grantor’s agent and attorney-in-fact pursuant to this Deed of Trust, or in Beneficiary’s own name or in the name of and on behalf of a nominee of Beneficiary, as Beneficiary chooses in its absolute discretion. Such appointment is deemed coupled with an interest.

(o)                                      Without limiting the provisions of this Deed of Trust, Grantor hereby specifically assigns to Beneficiary, as security for the Secured Obligations, all prepaid rents and security deposits and all other security which the Ground Lessor under the Ground Lease holds for the performance of Grantor’s obligations thereunder.

(p)                                      Promptly upon demand by Beneficiary, Grantor shall use reasonable efforts to obtain from the Ground Lessor under the Ground Lease and furnish to Beneficiary an estoppel of such

Ground Lessor stating the date through which rent has been paid, whether or not there are any defaults, and the specific nature of any claimed defaults.

(q)                                      Grantor shall notify Beneficiary promptly in writing of any request by either party to any Ground Lease for arbitration, appraisal or other proceedings relating to the Ground Lease and of the institution of any such proceeding, and shall promptly deliver to Beneficiary a copy of all determinations in any such proceeding. Beneficiary shall have the right, but not the obligation, following written notice to Grantor, to participate in any such proceeding in association with Grantor or on its own behalf as an interested party. Grantor shall notify Beneficiary promptly in writing of the institution of any legal proceeding involving obligations under the Ground Lease, and Beneficiary may intervene in any such legal proceeding and be made a party, at its option. Grantor shall promptly provide Beneficiary with a copy of any decision rendered in connection with any such proceeding.

(r)                                         To the extent not expressly prohibited by law, the price payable by Grantor or any other party in the exercise of the right of redemption, if any, from any sale under, or decree of foreclosure of, this Deed of Trust shall include all rents and other amounts paid and other sums advanced by Beneficiary on behalf of Grantor as the ground lessee under the Ground Lease.

(s)                                       In addition to all other Events of Default described in this Deed of Trust, the occurrence of any of the following shall be an Event of Default hereunder:

(i)                                A breach or default by Grantor under any Lease (subject to any applicable notice and cure periods); or

(ii)                             The occurrence of any event or circumstance which gives the Ground Lessor under any Lease a right to terminate such Lease.

(t)                                         As used in this Deed of Trust, the “Bankruptcy Code” shall mean 11 U.S.C. §§ 101 et seq., as modified and/or recodified from time to time. Notwithstanding anything to the contrary contained herein with respect to the Ground Lease:

(i)                                Grantor shall not treat the Ground Lease as terminated by any election made under Section 365(h) of the Bankruptcy Code of 1978 or under any similar law or right of any nature, and hereby assigns to Beneficiary any right to acquiesce in any such termination.

(ii)                             The lien of this Deed of Trust attaches to all of Grantor’s rights under Subsection 365(h) of the Bankruptcy Code, including without limitation any and all elections to be made thereunder, any and all rights under the Ground Lease which Grantor is entitled to retain pursuant to 11 U.S.C. § 365(h)(1)(A)(ii) in the event of a rejection under the Bankruptcy Code of such Lease by the Ground Lessor thereunder (or any trustee thereof), and any and all rights of offset under or as described in 11 U.S.C. § 365(h)(1)(B).

(iii)                          Grantor acknowledges and agrees that, as the beneficiary under this Deed of Trust and by operation of 11 U.S.C. §365(h)(1)(D), Beneficiary has, and until this Deed of Trust has been fully reconveyed continuously shall have, whether before or after any default under any of the Secured Obligations or the taking of any action to enforce any of Beneficiary’s rights and remedies under this Deed of Trust or any foreclosure sale hereunder, the complete, unfettered and exclusive right, in its sole and absolute discretion, to elect (the “365(h) Election”) whether (i) the Ground Lease that has been rejected under the Bankruptcy Code by the Ground Lessor thereunder (or any trustee therefor) shall be treated as terminated under 11 U.S.C. §365(h)(1)(A)(i), or (ii) the rights under such Ground Lease that are in or appurtenant to the real property, as described in 11 U.S.C. §365(h)(1)(A)(ii), should be retained pursuant to that subsection. To the extent that, notwithstanding the preceding sentence and 11 U.S.C. §365(h)(1)(D), Grantor now or at any time in the future has any right to make, or to participate in or otherwise in any manner affect the making of, the 365(h) Election with respect to the Ground Lease, Grantor hereby absolutely assigns and conveys to Beneficiary any and all such rights, and all of Grantor’s right, title, and interest therein, which may be used and exercised by Beneficiary completely, exclusively, and without any restriction whatsoever, in Beneficiary’s sole and absolute discretion, whether before or after any default upon any of the Secured Obligations, the taking of any action to enforce any of Beneficiary’s rights and remedies under this Deed of Trust, or any foreclosure sale hereunder. Grantor hereby unconditionally and irrevocably appoints Beneficiary as its attorney-in-fact to exercise Grantor’s right, if any, to make, or participate in or otherwise in any matter affect the making of, the 365(h) Election with respect to the Ground Lease. Such appointment shall be deemed coupled with an interest. Grantor shall not in any manner impede or interfere with any action taken by Beneficiary and, at the request of Beneficiary, Grantor shall take or join in the taking of any action to make, or participate in or otherwise in any manner affect the making of, the 365(h) Election with respect to the Ground Lease, in such manner as Beneficiary determines in its sole and absolute discretion. Unless and until instructed to do so by Beneficiary (as determined by Beneficiary in its sole and absolute discretion), Grantor shall not take any action to make, or participate in or otherwise in any manner affect the making of, the 365(h) Election with respect to the Ground Lease, including in particular, but without limitation, any election to treat the Ground Lease as terminated. Beneficiary shall have no obligation whatsoever to Grantor or any other person or entity in connection with the making of the 365(h) Election with respect to the Ground Lease or any instruction by Beneficiary to Grantor given, withheld or delayed in respect thereof, nor shall Beneficiary have any liability to Grantor or any other person or entity arising from any of the same.

(iv)                         As security for the Secured Obligations, Grantor hereby irrevocably assigns to Beneficiary all of Grantor’s rights to damages arising from any rejection by the Ground Lessor (or any trustee thereof) of the Ground Lease under the Bankruptcy Code. Beneficiary and Grantor shall proceed jointly or in the name of Grantor in respect of any claim or proceeding relating to the rejection of the Ground Lease, including without limitation the right to file and prosecute any proofs of claim, complaints, motions and other documents in any case in respect of such Ground Lessor under the Bankruptcy Code. This assignment shall continue in effect until all of the Secured Obligations have been satisfied in full. Any amounts received by Beneficiary or Grantor as damages arising from the rejection of the Ground Lease as aforesaid shall be applied first to all costs reasonably incurred by Beneficiary (including attorneys’ fees) in connection with this subsection (c) and then in accordance with other applicable provisions of this Deed of Trust.

(v)                            If, pursuant to the Bankruptcy Code, Grantor seeks to offset against the rent reserved in the Ground Lease the amount of any damages caused by the nonperformance of the Ground Lessor’s obligations after the rejection by the Ground Lessor (or any trustee thereof) of such Ground Lease, Grantor shall, prior to effecting such offset, notify Beneficiary in writing of its intent to do so, setting forth the amounts proposed to be offset and, in the event that Beneficiary objects, Grantor shall not effect any offset of the amounts to which Beneficiary objects. If Beneficiary fails to object within ten (10) days following receipt of such notice, Grantor may offset the amounts set forth in Grantor’s notice.

(vi)                         If any legal proceeding is commenced with respect to the Ground Lease in connection with any case under the Bankruptcy Code, Beneficiary and Grantor shall cooperatively conduct any such proceeding with counsel reasonably agreed upon between Grantor and Beneficiary. Grantor shall, upon demand, pay to Beneficiary all costs (including attorneys’ fees) reasonably incurred by Beneficiary in connection with any such proceeding.

(vii)                         Grantor shall immediately notify Beneficiary orally upon learning of any filing by or against the Ground Lessor under the Ground Lease of a petition under the Bankruptcy Code. Grantor shall thereafter promptly give written notice of such filing to Beneficiary, setting forth any information available to Grantor with respect to the date of such filing, the court in which such petition was filed, and the relief sought therein. Grantor shall promptly deliver to Beneficiary all notices, pleadings and other documents received by Grantor in connection with any such proceeding.

The generality of the provisions of this section relating to Ground Lease shall not be limited by other provisions of this Deed of Trust setting forth particular obligations of Grantor which are also required by Grantor as the lessee under the Ground Lease.

6.                                     Accelerating Transfers, Default and Remedies.

6.1                                 Accelerating Transfers.

(a)                                  “Accelerating Transfer” means any sale, contract to sell, conveyance, encumbrance, pledge, mortgage, lease not expressly permitted under this Deed of Trust or the Loan Agreement, or other transfer of all or any material part of the Property or any interest in it, whether voluntary, involuntary, by operation of law, or otherwise. If Grantor is a corporation, “Accelerating Transfer” also means any transfer or transfers of shares that would require the transferee (or group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to file a statement on Schedule 13D pursuant to Rule 13d-1(e) of the Exchange Act, provided, that in addition to being required to file a statement on Schedule 13D pursuant to Rule 13d-1(e), such transferee (or group as defined in Section 13d(3) of the Exchange Act) must possess, in the aggregate, more than fifty percent (50%) of the voting power or more than fifty percent (50%) of the direct or indirect beneficial ownership of Grantor. If Grantor is a partnership, “Accelerating Transfer” also means withdrawal or removal of any partner, dissolution of the partnership under applicable law, or any transfer or transfers of, in the aggregate, more than fifty percent (50%) of the partnership interests. If Grantor is a limited liability company, “Accelerating Transfer” also means withdrawal or removal of any member, termination of the limited liability company, or any transfer or transfers of, in the aggregate, more than fifty percent (50%) of the voting power or, in the aggregate, more than fifty percent (50%) of the ownership interests in Grantor.

(b)                                 Grantor acknowledges that Beneficiary is making one or more advances under the Loan Agreement in reliance on the expertise, skill, and experience of Grantor; thus, the Secured Obligations include material elements similar in nature to a personal service contract. In consideration of Beneficiary’s reliance, Grantor agrees that Grantor shall not make any Accelerating Transfer, other than a transfer allowed pursuant to the express terms of the Loan Documents, unless the transfer is preceded by Beneficiary’s express written consent to the particular transaction and transferee. Beneficiary may withhold such consent in its sole and absolute discretion. If any Accelerating Transfer occurs, an Event of Default will occur under the Loan Agreement, and Beneficiary may implement available rights and remedies under the Loan Agreement and the other Loan Documents including declaration of all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies under this Deed of Trust. Grantor acknowledges the materiality of the provisions of this Section as a covenant of Grantor, given individual weight and consideration by Beneficiary in entering into the Secured Obligations, and that any Accelerating Transfer in violation of the prohibited transfer provisions herein set forth shall result in a material impairment of Beneficiary’s interest in the Property and be deemed a breach of the foregoing covenant.

(c)                                  Notwithstanding the foregoing, Beneficiary acknowledges and agrees that any transfer specifically allowed or permitted by, and made in accordance with, the terms of the Loan Agreement, if any, shall not be an Accelerating Transfer under this Section.

6.2                                 Events of Default. Grantor will be in default under this Deed of Trust upon the occurrence of any one or more of the following events (some or all collectively, “Events of Default;” any one singly, an “Event of Default”):

(a)                                  Grantor fails to perform any obligation to pay money which arises under this Deed of Trust, and does not cure that failure within ten (10) days after written notice from Beneficiary or Trustee; or

(b)                                 Grantor fails to perform any obligation arising under this Deed of Trust other than one to pay money; or

(c)                                  A default or Event of Default (as such term is defined in the applicable document, subject to any applicable notice and cure periods) has occurred under the Loan Agreement or any other Loan Document or any other Secured Obligation; or

(d)                                 Grantor makes or permits the occurrence of an Accelerating Transfer; or

(e)                                  Any default (subject to any applicable notice and cure period) occurs under any other mortgage, deed of trust, security deed, or other security instrument on all or any part of the Property, or under any obligation secured by such security instrument, whether such security instrument is prior to or subordinate to this Deed of Trust.

6.3                                 Remedies. Except as otherwise expressly set forth in the Loan Agreement or any other Loan Document, at any time after an Event of Default, Beneficiary and Trustee shall be entitled to invoke any and all of the rights and remedies described below or permitted by applicable law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

(a)                                  Acceleration. Beneficiary may declare any or all of the Secured Obligations to be due and payable immediately and may terminate any Loan Document in accordance with its terms.

(b)                                 Receiver. Beneficiary may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property. Grantor hereby consents to such appointment.

(c)                                  Entry. Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and in its own name or in the name of Grantor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and all other things in connection with those actions that Beneficiary may in its sole and absolute discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Grantor’s or the then owner’s Books and Records; entering into, enforcing, modifying, or canceling leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents (but not in excess of any applicable maximum low income rents for residential tenants); collecting and receiving any payment of money owing to Grantor; completing any unfinished construction; contracting for and making repairs and alterations; performing such acts of cultivation or irrigation as necessary to conserve the value of the Property; and/or, if applicable, preparing for harvest, harvesting and selling any crops that may be growing on the property. If Beneficiary so requests, Grantor shall assemble all of the Property that has been removed from the Land and make all of it available to Beneficiary at the site of the Land. Grantor hereby irrevocably constitutes and appoints Beneficiary as Grantor’s attorney-in-fact, with full power of substitution, to perform such acts and execute such documents as Beneficiary in its sole and absolute discretion may consider to be appropriate in connection with taking these measures, including endorsement of Grantor’s name on any instruments. The appointment granted in this Section shall be deemed to be a power coupled with an interest. Regardless of any provision of this Deed of Trust, or any other Loan Document, Beneficiary shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any obligation of Grantor to Beneficiary, unless Beneficiary has given express written notice of Beneficiary’s election of that remedy in accordance with applicable law. Grantor agrees to deliver to Beneficiary all Books and Records pertaining to the Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Beneficiary in order to enable Beneficiary to exercise its rights under this Section.

(d)                                 Cure; Protection of Security. Either Beneficiary or Trustee may cure any breach or default of Grantor, and if it chooses to do so in connection with any such cure, Beneficiary or Trustee may also enter the Property and/or do any and all other things that it may, in its sole and absolute discretion, consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding that purports to affect the security of, or the rights or powers of Beneficiary or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien, which in Beneficiary’s or Trustee’s sole judgment is or may be senior in priority to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Loan Documents; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary or Trustee. Beneficiary and Trustee may take any of the actions permitted under this Section either with or without giving notice to any person.

(e)                                  UCC Remedies. Beneficiary may exercise any or all of the remedies granted to a secured party under the UCC.

(f)                                    Judicial Action. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust in the manner provided by law for the foreclosure of deeds of trusts or mortgages on real property and/or to obtain specific enforcement of any of the covenants or agreements of this Deed of Trust. If Beneficiary brings such an action, Grantor agrees to pay Beneficiary’s reasonable attorneys’ fees and court costs as determined by the court.

(g)                                 Power of Sale. Except to the extent prohibited by applicable law, under the power of sale hereby granted, Beneficiary shall have the discretionary right to cause some or all of the Property, including any Property which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law. To the extent that a sale by non-judicial power of sale is prohibited by applicable law, and a judicial foreclosure is required, the terms and provisions of this subsection (g) shall be inapplicable.

(i)                          Sales of Personal Property.

(A)                              For purposes of this power of sale, and to the extent not prohibited by applicable law, Beneficiary may elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If it chooses to do so, Beneficiary may dispose of any personal property separately from the sale of real property, in any manner permitted by the UCC, including any public or private sale, or in any manner permitted by any other applicable law. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Secured Obligation.

(B)                                In connection with any sale or other disposition of such personal property disposed of separately from the sale of the real property, Grantor agrees that the following procedures constitute a commercially reasonable sale. Beneficiary shall mail written notice of the sale to Grantor not later than ten (10) days prior to the date of public sale of the Property or prior to the date after which a private sale of the Property will be made, and such notice shall constitute reasonable notice; provided that, if Beneficiary fails to comply with this subsection in any respect, its liability for such failure shall be limited to the liability, if any, imposed on it as a matter of law under the UCC. Upon receipt of any written request, Beneficiary will make the personal property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equal the fair value of the personal property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

(ii)                            Sales of Real Property or Mixed Collateral.

(A)                              Beneficiary may choose to dispose of some or all of the Property which consists solely of real property in any manner then permitted by applicable law. In its sole and absolute discretion, and to the extent not prohibited by applicable law, Beneficiary may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both real and personal property, together in one sale to be held in accordance with the law and procedures applicable to real property, as may be permitted by the UCC. Grantor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property. For purposes hereof, either a sale of real property alone, or a sale of both real and personal property together in accordance with the UCC, will sometimes be referred to as a “Trustee’s Sale.”

(B)                                Before any Trustee’s Sale, Beneficiary or Trustee shall give such statement of breach or nonperformance, notice of sale, and/or notice of default as may then be required by applicable law. When all time periods then legally mandated have expired, and after such notice of sale and/or other notice as may then be legally required has been given, Trustee shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Grantor before any Trustee’s Sale. From time to time in accordance with then applicable law, Trustee may, and in any event at Beneficiary’s request shall, postpone any Trustee’s Sale by public announcement at the time and place noticed for that Trustee’s Sale, unless otherwise required by applicable law.

(C)                                At any Trustee’s Sale, Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States, payable at the time of sale unless otherwise required by applicable law. Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Trustee’s Sale, shall be conclusive proof of their truthfulness, absent manifest error. Absent manifest error, any such deed shall be (1) conclusive against all persons as to the facts recited in it; and (2) conclusive evidence in favor of purchasers and encumbrancers for value and without actual notice, that all requirements of this Deed of Trust and all requirements of law were met relating to the exercise of the power of sale and the Trustee’s Sale of the Property conveyed by such deed. Knowledge of the Trustee shall not be imputed to the Beneficiary.

(h)                                Attorney-in-Fact. Grantor hereby irrevocably constitutes and appoints Beneficiary as Grantor’s attorney-in-fact, with full power of substitution, to perform such acts and execute such documents as Beneficiary in its sole and absolute discretion may consider to be appropriate (1) to effect the purpose of this Deed of Trust; and (2) in connection with taking the measures described in this Section, including endorsement of Grantor’s name on any instruments. This appointment granted in this Section shall be deemed to be a power coupled with an interest, and is therefore irrevocable.

(i)                                     Single or Multiple Foreclosure Sales. Unless prohibited by applicable law, Beneficiary may elect to dispose of the Property, or any portion thereof, including but not limited to lots, parcels, and/or items through a single consolidated sale or disposition to be held or made under the power of sale granted above, or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any such sale or disposition, a “Foreclosure Sale;” any two or more, “Foreclosure Sales”). If the Property consists of more than one lot, parcel or item of property, Beneficiary may designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition. If Beneficiary chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as Beneficiary may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the lien of this Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid and performed in full.

(j)                                     Expenses During Redemption Period. If this Deed of Trust is foreclosed as a mortgage and the Property sold at a foreclosure sale, the purchaser may during any redemption period allowed, make such repairs or alterations on the Property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sums so paid together with interest thereon from the time of such expenditure at the lesser of the Default Rate under the Note or the maximum rate permitted by law shall be added to and become a part of the amount required to be paid for redemption from such sale.

(k)                                  Foreclosure Subject to Tenancies. Beneficiary shall have the right at its option to foreclose this Deed of Trust subject to the rights of any tenant or tenants of the Property.

6.4                               Personal Property. It shall not be necessary that Beneficiary take possession of all or any part of the Property that is personal property or fixture property prior to the time that any sale pursuant to the provisions of this Section is conducted, and it shall not be necessary that such Property or any part thereof be present at the location of such sale. With respect to application of proceeds from disposition of such Property, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses (including, without limitation, the allocated costs for in-house counsel to the extent not prohibited by applicable law) incurred by Beneficiary. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Obligations or as to the occurrence of any default or Event of Default, or as to Beneficiary having declared all of such indebtedness to be due and payable, or as to notice of time, place, and terms of sale, and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited (absent manifest error). Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary. Beneficiary may comply with any applicable state or federal law or regulatory requirements in connection with a disposition of the Property or any part thereof, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of such Property. Beneficiary may sell all or any portion of the Property without giving any warranties as to such Property, and may specifically disclaim any warranties of title, merchantability, fitness for a specific purpose, or the like, and this procedure will not be considered to affect adversely the commercial reasonableness of any sale of such Property. Grantor acknowledges that a private sale of all or any part of the Property may result in less proceeds than a public sale, and Grantor acknowledges that the Property may be sold at a loss to Grantor, and that, in such event, Beneficiary shall have no liability or responsibility to Grantor for such loss. In addition to the rights granted elsewhere in this Deed of Trust, after the occurrence of any default or Event of Default, Beneficiary may at any time notify the account debtors or obligors of any accounts, chattel paper (whether tangible or electronic), general intangibles (including payment intangibles), negotiable instruments, promissory notes, or other evidences of indebtedness included in the Property to pay Beneficiary directly.

6.5                                 Credit Bids. At any Trustee’s Sale, Foreclosure Sale, or any sale of personal property collateral under this Deed of Trust, any person, including Grantor, Trustee or Beneficiary, may bid for and acquire the Property being sold or any part of it to the extent not expressly prohibited by then applicable law. Instead of paying cash for such property, Beneficiary shall have the benefit of any applicable law permitting credit bids.

6.6                                 Application of Trustee’s Sale or Foreclosure Sale Proceeds. Except as may be otherwise required by law, Beneficiary and Trustee shall apply the proceeds of any Trustee’s Sale, Foreclosure Sale, or any other sale of personal property collateral under this Deed of Trust, in the following manner:

(a)                             First, to pay the portion of the Secured Obligations attributable to the expenses of sale, including all costs and expenses of exercising the power of sale and other costs of sale, including, but not limited to, trustee’s fees and reasonable attorneys’ fees, the costs of any action, and any other sums for which Grantor is obligated to reimburse Beneficiary or Trustee under this Deed of Trust; and

(b)                            Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Beneficiary or Trustee under the terms of this Deed of Trust which then remain unpaid; and

(c)                             Third, to pay all other Secured Obligations, to the extent not expressly prohibited by applicable law, in any order and proportions as Beneficiary in its sole and absolute discretion may choose; and

(d)                            Fourth, to remit the remainder, if any, to the person or persons entitled to it, or, if permitted or required by applicable law, to the clerk of the court of the county in which the Trustee’s Sale, Foreclosure Sale, or any other sale of personal property collateral under this Deed of Trust, took place.

If the Secured Obligations include more than one loan or line of credit, by cross-collateralization or otherwise, it is specifically agreed that the proceeds of any Trustee’s Sale or other foreclosure action shall not be applied pro-rata unless such application is directed by Beneficiary, but instead shall be applied to all such Secured Obligations in any order, proportions and manner as Beneficiary in its sole and absolute discretion may choose.

6.7                                 Application of Rents and Other Sums. Beneficiary shall apply any and all Rents collected by it in such order as set forth in Section 2.5 above, and any and all other sums, other than proceeds of a Trustee’s Sale or a judicial foreclosure sale under this Deed of Trust, which Beneficiary may receive or collect under this Section, in the following manner:

(a)             First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation of the Property and collection of Rents and other sums that may be incurred by Trustee, Beneficiary, and/or any receiver, including but not limited to reasonable attorneys’ fees and any and all expenses of leasing, operating, maintaining, and managing the Property, and all other costs and charges incident to the Property; and

(b)                                 Second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole and absolute discretion may choose; and

(c)                                  Third, to remit the remainder, if any, to the person or persons entitled to it. Beneficiary shall have no liability for any funds which it does not actually receive.

7.                                     Miscellaneous Provisions.

7.1                                 Additional Provisions. The Loan Documents fully state all of the terms and conditions of the parties’ agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Beneficiary and certain of them contain further agreements and affirmative and negative covenants by Grantor which apply to this Deed of Trust and to the Property.

7.2                                 No Waiver or Cure.

(a)                                  Each waiver by Beneficiary or Trustee shall be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Beneficiary or Trustee to take action on account of any default of Grantor. Consent by Beneficiary or Trustee to any act or omission by Grantor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Beneficiary’s or Trustee’s consent to be obtained in any future or other instance. Reinstatement after an Event of Default shall not constitute a waiver of any Event of Default then existing or subsequently occurring, nor impair the right of Beneficiary to declare other Events of Default, nor otherwise affect this Deed of Trust or any of the Loan Documents, or any of the rights, obligations, or remedies of Beneficiary or Trustee under this Deed of Trust or any of the Loan Documents.

(b)                            If any of the events described below occurs, that event alone shall not: cure or waive any breach, Event of Default, or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and all other defaults under the Loan Documents have been cured); or impair the security of this Deed of Trust; or prejudice Beneficiary, Trustee, or any receiver in the exercise of any right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Beneficiary of any tenancy, lease or option, or a subordination of the lien of this Deed of Trust.

(i)                                Beneficiary, its agent, or a receiver takes possession of all or any part of the Property in the manner provided this Deed of Trust; or

(ii)                             Beneficiary collects and applies Rents and enforces any Lease provision as permitted under this Deed of Trust, either with or without taking possession of all or any part of the Property; or

(iii)                          Beneficiary receives and applies to any Secured Obligation any proceeds of any Property, including any proceeds of insurance policies, condemnation awards, surety bond proceeds, or other claims, property or rights assigned to Beneficiary under this Deed of Trust; or

(iv)                         Beneficiary makes a site visit, observes the Property, and/or conducts tests as permitted under this Deed of Trust; or

(v)                            Beneficiary receives any sums under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations; or

(vi)                         Beneficiary, Trustee, any agent of either of them, or any receiver performs any act which it is empowered or authorized to perform, or invokes any right or remedy provided under this Deed of Trust.

7.3                                 Powers of Beneficiary and Trustee.

(a)                                  Trustee shall have no obligation to perform any act which it is empowered to perform under this Deed of Trust unless it is requested to do so in writing and is reasonably indemnified against loss, cost, liability and expense.

(b)                                 If either Beneficiary or Trustee performs any act which it is empowered or authorized to perform under this Deed of Trust, that act alone shall not release or change the personal liability of any person for the payment and performance of the Secured Obligations then outstanding or the lien of this Deed of Trust on all or the remainder of the Property for full payment and performance of all outstanding Secured Obligations. The liability of the original Grantor shall not be released or changed if Beneficiary grants any successor in interest to Grantor any extension of time for payment, or modification of the terms of payment, of any Secured Obligation. Beneficiary shall not be required to comply with any demand by the original Grantor that Beneficiary refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

(c)                                  Beneficiary may take any of the actions permitted under this Deed of Trust, including without limitation appointment of a receiver, regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

(d)                                      From time to time, Beneficiary or Trustee may apply to any court of competent jurisdiction for aid and direction in executing the trust and enforcing the rights and remedies created under this Deed of Trust. Beneficiary or Trustee may from time to time obtain orders or decrees directing, confirming, or approving acts in executing this trust and enforcing such rights and remedies.

7.4                                 Merger. No merger shall occur as a result of Beneficiary’s acquiring any other estate in or any other lien on the Property unless Beneficiary consents to a merger in writing. If both the lessor’s and lessee’s estate under any lease or any portion thereof which constitutes a part of the Property, including but not limited to the Ground Lease, shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration executed by Beneficiary so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Property pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Property, including but not limited to the Ground Lease, shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

7.5                                 Joint and Several Liability. If more than one person has executed this Deed of Trust as Grantor, each shall be jointly and severally liable for the faithful performance of all of Grantor’s obligations under this Deed of Trust

7.6                                 Governing Law and Jurisdiction. The creation, perfection, enforcement, termination and release of the liens and security interests created pursuant to the Deed of Trust and the conveyance of any right, title, and interest in and to any of the Property shall be governed by and construed in accordance with the laws of the State of Washington, which is the state where such Property is located. Subject to the foregoing, irrespective of the place of execution and/or delivery, in all respects, including all matters of construction, validity, and performance, this Deed of Trust shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona, except to the extent that any of such laws may now or hereafter be preempted by Federal law. Grantor hereby consents to the jurisdiction of any Federal or State court within (a) the state in which the Property is located, and (b) the State of Arizona, submits to venue in each such state, and also consents to service of process by any means authorized by Federal law or the law of each such state. Without limiting the generality of the foregoing, each Grantor hereby waives and agrees not to assert by way of motion, defense, or otherwise in such suit, action, or proceeding, any claim that (i) such Grantor is not subject to the jurisdiction of the courts of the above-referenced states or the United States District Court for each such state; or (ii) such suit, action, or proceeding is brought in an inconvenient forum; or (iii) the venue of such suit, action, or proceeding is improper. Nothing in this agreement shall preclude lender from bringing a proceeding in any other jurisdiction nor will the bringing of a proceeding in any one or more jurisdictions preclude the bringing of a proceeding in any other jurisdiction. Grantor further agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any proceeding in any Federal or State court within (a) the state in which the Property is located, or (2) the State of Arizona, may be made by certified or registered mail, return receipt requested, directed to each such Grantor at the address indicated below, and service so made shall be complete upon receipt; except that if any such Grantor shall refuse to accept delivery, service shall be deemed complete five (5) days after the same shall have been so mailed. Except to the extent prohibited by applicable law, Grantor hereby unconditionally waives any claim to assert that the law of any other jurisdiction governs this Deed of Trust.

7.7                                 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, GRANTOR WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GRANTOR AND BENEFICIARY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS DEED OF TRUST. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS DEED OF TRUST. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GRANTOR, AND GRANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GRANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN SIGNING THIS DEED OF TRUST AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

7.8                                 Successors in Interest. The terms, covenants, and conditions of this Deed of Trust shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties; provided, however, that this Section shall not waive or modify the provisions of Section 6.1 above.

7.9                                 Statute of Limitations. To the extent not expressly prohibited by law, Grantor hereby waives the right to plead the statute of limitations as a defense to any and all obligations secured by this Deed of Trust.

7.10                          Substitution of Trustee. From time to time, Beneficiary may substitute a successor to any Trustee named in or acting under this Deed of Trust in any manner now or later to be provided at law, or by a written instrument executed and acknowledged by Beneficiary and recorded in the office(s) of the recorder(s) of the county or counties where the Land and the Improvements are situated. Any such instrument shall be conclusive proof of the proper substitution of the successor Trustee, who shall automatically upon recordation of the instrument succeed to all estate, title, rights, powers and duties of the predecessor Trustee, without conveyance from it.

7.11                          Time of Essence. Time is of the essence of this Deed of Trust and each and every term thereof.

7.12                          Interpretation.

(a)                                  Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

(b)                                 The word “obligations” is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed, and contingent obligations. It further includes all principal, interest, prepayment fees, late charges, loan fees, and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions.

(c)                                  No listing of specific instances, items, or matters in any way limits the scope or generality of any language of this Deed of Trust. The Exhibits to this Deed of Trust are hereby incorporated by reference in this Deed of Trust.

(d)                                 No course of prior dealing, usage of trade, or parol or extrinsic evidence of any nature shall be used to supplement, modify, or vary any of the terms hereof.

7.13                          Attorneys’ Fees. In any lawsuit or arbitration arising out of or relating to this Deed of Trust, the prevailing party will be entitled to recover from each other party such sums as the court or arbitrator adjudges to be reasonable attorneys’ fees in the action or arbitration, in addition to costs and expenses otherwise allowed by law. In all other actions or proceedings, including any matter arising out of or relating to any Insolvency Proceeding, Grantor agrees to pay all of Beneficiary’s costs and expenses, including reasonable attorneys’ fees, incurred in enforcing or protecting Beneficiary’s rights or interests hereunder. From the time(s) incurred until paid in full to Beneficiary, all such sums shall bear interest at the Default Rate.

7.14                          Waiver of Marshaling. Grantor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to direct the order in which any of the Property will be sold in the event of any sale under this Deed of Trust. Each successor and assign of Grantor, including any holder of a lien subordinate to this Deed of Trust, by acceptance of its interest or lien agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

7.15                          Severability. If any provision of this Deed of Trust should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and shall in no way affect the validity of this Deed of Trust, except that if such provision relates to the payment of any monetary sum, then Beneficiary may, at its option, declare all Secured Obligations immediately due and payable.

7.16                          Notices. Grantor hereby requests that a copy of any notice of default, notice of sale, and/or other notices prescribed by applicable law, be mailed to it at the address set forth below. If any Grantor fails to insert an address, that failure will constitute a designation of Grantor’s last known address as the address of such notice. That address is also the mailing address of Grantor as debtor under the UCC. Beneficiary’s address given below is the address for Beneficiary as secured party under the UCC.

7.17                          Partial Releases. Grantor may, regardless of consideration, cause the release of any part of the Property from the lien of this Deed of Trust without in any manner affecting or impairing the lien or priority of this Deed of Trust as to the remainder of the Property. Notwithstanding anything contained herein to the contrary, this Deed of Trust is subject to any partial release provisions set forth in the Loan Agreement.

7.18                          Reporting Compliance. Grantor agrees to comply with any and all reporting requirements applicable to Secured Obligations which are set forth in any law, statute, ordinance, rule, regulation, order, or determination of any governmental authority, and further agrees to furnish Beneficiary with evidence of such compliance upon the request of Beneficiary.

7.19                          Release Fee. Unless expressly prohibited by applicable law, Grantor shall pay to Beneficiary, at the time of each partial or complete release of the lien of this Deed of Trust, a reasonable release fee, as determined by Beneficiary.

(Remainder of page intentionally left blank.
See the following page for signatory and notary jurat.)

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust the date first above written.

“GRANTOR”

THE INVENTURE GROUP, INC.,		Address for notices to Grantor:
a Delaware corporation
The Inventure Group, Inc.
5050 N. 40th Street, Suite 300
By:	/s/ Eric J. Kufel	Phoenix, Arizona 85018
Eric J. Kufel, its President/CEO		Attention: Steve Weinberger

Address for notice to Trustee:		Address for notices to Beneficiary:

Chicago Title Insurance Company		U.S. Bank National Association
1616 Cornwall Avenue, Suite 115		101 North First Avenue, Suite 1600
Bellingham, WA 98225		Phoenix, AZ 85003-1902
Attention:		Attention: Commercial Banking

STATE OF )
) ss.
County of )

On this                     day of June, 2007, before me,                                                                 , a Notary Public in and for said State, personally appeared Eric J. Kufel, its President/CEO of THE INVENTURE GROUP, INC., a Delaware corporation, ☐ personally known or me or ☐ proved to me on basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

Exhibit A to DEED OF TRUST dated for reference purposes as of June 27, 2007, by THE INVENTURE GROUP, INC., a Delaware corporation, as “Grantor” to CHICAGO TITLE INSURANCE COMPANY, as “Trustee” for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as “Beneficiary.”

Description of Property
PARCEL A:

The North half of the West half of the East half of the Northwest quarter (also known as Government Lot 3) of Section 6, Township 40 North, Range 4 East of W.M.; Except the North 420 feet of the East 332 feet thereof and except right of way for Halverstick Road tying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL B:

The West three-fourths of Government Lot 2 in Section 6, Township 40 North, Range 4 East of W.M., excepting a strip 16 feet wide along the West side thereof for road, and except right of way for Halverstick Road No. 257, lying along the North line thereof. Also, the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3) of Section 6, Township 40 North, Range 4 East of W.M.; (East half of Government Lot 3). Except right of way for Halverstick Road No. 257, lying along the North line thereof;

Also, except that portion of the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3) described as follows:

Beginning at the Northwest corner of the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3); thence East 600 feet; thence South 363 feet; thence West 600 feet; thence North 363 feet to the point of beginning; Less road.

Except also a tract of land within Government Lot 2, also known as the Northwest quarter of the Northeast quarter of Section 6, Township 40 North, Range 4 East of W.M., said tract being more particularly described as follows:

Commencing at the Northwest corner of said Government Lot 2; thence South 88°13’57” East along the North line of said Government Lot 2 a distance of 313.45 feet to the true point of beginning; thence South 02°40’29” West along an existing fence line and its Southerly extension a distance of 642.79 feet; thence South 88°13’57” East a distance of 681.43 feet to the West line of the East half of said Government Lot 2; thence North 02°03’24” East along said West line a distance of 642.72 feet to the North line of said Government Lot 2; thence North 88°13’57” West along said North line a distance of 674.74 feet to the true point of beginning;

Except the right-of-way for Halverstick Road No. 257, lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL C:

Government Lot 4 (the Northwest quarter of the Northwest quarter) in Section 6, Township 40 North, Range 4 East of W.M., excepting the East 20 acres thereof, and except right of way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL D:

The West half of the West half of the Southeast quarter of the Northeast quarter of Section 1, Township 40 North, Range 3 East of W.M.

Also Government Lots 1 and 2, except right of way for Halverstick Road, lying along the North line thereof;

Also the Southwest quarter of the Northeast quarter, except that portion of Government Lot 2, described as follows:

Beginning at the Northeast corner of Government Lot 2; thence West 161 feet to the true point of beginning; thence West 537 feet; thence South 140 feet; thence East 537 feet; thence North 140 feet to the true point of beginning.

Except the South half of the Southwest quarter of the Northeast quarter;

Except the Northeast quarter of the Southwest quarter of the Northeast quarter;

Except the Southeast quarter of the Northwest quarter of the Northeast quarter;

Also, except that portion of Government Lot 2, described as follows:

The West 600 feet of the North 363 feet of Government Lot 2:

Together with the South 200 feet of the South half of the Southwest quarter of the Northeast quarter;

And also except that portion of Government Lot 2 of Section 1, Township 40 North, Range 3 East of W.M., described as follows:

Beginning at the Northeast corner of said Government Lot 2; thence West 161 feet to the point of beginning; thence South 140 feet; thence West 268.5 feet; thence South 33 feet; thence East 304.5 feet; thence North 173 feet; thence West 36 feet to the true point of beginning.

All situate in Whatcom County, Washington.

PARCEL E:

The South half of the Southwest quarter of the Northeast quarter, except the South 200 feet. Together with the Northeast quarter of the Southwest quarter of the Northeast quarter. Also together with the Southeast quarter of the Northwest quarter of the Northeast quarter.

Also the East half of Government Lot 3 and a tract 50 feet square in the Northeast corner of the South half of the Northwest quarter, all in Section 1, Township 40 North, Range 3 East of W.M.

Except that portion of the East half of Government Lot 3, described as follows:

The North 363 feet of the East half of Government Lot 3, less roads.

Situate in Whatcom County, Washington.

PARCEL F:

Beginning at the Northwest corner of the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3) Section 6, Township 40 North, Range 4 East, W.M.; thence East 600 feet; thence South 363 feet; thence West 600 feet; thence North 363 feet to the point of beginning.

Except the right-of-way for Halverstick Road, lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL G:

The East 20 acres of Government Lot 4, except the West 165 feet of the East 330 feet of the Worth 264 feet thereof, in Section 6, Township 40 North, Range 4 East of W.M.

Except right of way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL H:

The West 16 feet of Government Lot 2 of Section 6, Township 40 North, Range 4 East of WM, except the right-of-way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL I:

The West 600 feet of the North 363 feet of Government Lot 2 of Section 1, Township 40 North, Range 3 East of W.M.;

Except the right-of-way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL J:

The North 363 feet of the East half of Government Lot 3 of Section 1, Township 40 North, Range 3 East of W.M.

Except the right-of-way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL K:

The West 165 feet of the East 330 feet of the North 264 feet of the East 20 acres of Government Lot 4, Section 6, Township 40 North, Range 4 East of W.M., Whatcom County, Washington, except right of way for Halverstick Road, lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL L:

The South 555 feet of the following described tract:

A tract of land situated in the Northeast quarter of the Northeast quarter of Section 3, Township 40 North, Range 3 East of W.M., described as follows:

Commencing at a point 40 feet of the Northwest corner of the Northeast quarter of the Northeast quarter of said Section 3; running thence East, a distance of 50 rods; thence South, a distance of 48 rods; thence West, a distance of 50 rods; thence North, a distance of 48 rods to the point of beginning. Except right-of-way for Halverstick Road.

Situate in Whatcom County, Washington.

PARCEL M:

The East half of the Northeast quarter of Section 3, Township 40 North, Range 3 East of W.M.; Except the North 48 rods thereof; Except 40 feet of the West 50 rods thereof; And also except the South half of the Southeast quarter of the Northeast quarter thereof; And except right-of-way for Halverstick Road No. 419 lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL N:

The North 15 acres of the West 20 acres of the South half of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M.; Except right-of-way for county road over the East 20 feet as conveyed to Whatcom County by deed recorded August 14, 1908, under Auditors File No. 123163; Except the right-of-way for East Badger Road lying along the Southerly line thereof.

Situate in Whatcom County, Washington.

PARCEL N-1:

An easement for ingress, egress and utilities as disclosed by that certain instrument recorded December 29, 1975. under Whatcom County Auditor’s File No. 1205059.

This easement is for the benefit of Parcel N alone.

Situate in Whatcom County, Washington.

PARCEL O:

The South half of the Northwest quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M.; Except right-of-way for county road over the South 40 feet conveyed to Whatcom County by deed recorded August 14, 1908, under Auditors File No. 123760.

Also, the Southwest quarter of the Southeast quarter, except the West 20 acres thereof; And the West half of the Southeast quarter of the Southeast quarter, except the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter; And except the North 150 feet of the East 150 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter; And except the East 16 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter; And except right-of-way for East Badger Road No. 408 lying along the South line thereof. All in said Section 9.

Situate in Whatcom County, Washington.

PARCEL P:

The West 10 acres of the following described tract:

The North half of the Northeast quarter of the Southeast quarter, and the North 30 feet of the South half of the Northeast quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M., also, excepting therefrom the right-of-way for Haveman Road lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL Q:

The North 150 feet of the East 150 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter, and the East 16 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter; Except right-of-way for East Badger Road No. 408 lying along the South line thereof, in Section 9, Township 40 North, Range 3 East of W.M. Except that portion conveyed to the State of Washington for highway purposes by deed recorded July 27, 1989, under Auditor’s File No. 1641973.

Situate in Whatcom County, Washington.

PARCEL R:

The South 203 feet of the Northeast quarter of the Southeast quarter of the Southeast quarter and the South 203 feet of the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter, all in Section 9, Township 40 North, Range 3 East of W.M., except the East 450 feet thereof.

Situate in Whatcom County, Washington.

PARCEL S:

The Northeast quarter of the Southeast quarter of the Southeast quarter and the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter, all in Section 9, Township 40 North, Range 3 East of W.M., excepting therefrom the South 203 feet of the Northeast quarter of the Southeast quarter of the Southeast quarter, and the South 203 feet of the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter of said section. Except the East 450 feet thereof, Except the right-of-way for Line Road tying along the Easterly line thereof.

Situate in Whatcom County, Washington.

PARCEL S-1:

An easement for the perpetual benefit of the present and successive owners of the above-described property for ingress, egress and utilities over, under and across the following described property:

The North 60 feet of the East 450 feet of the following described property:

The Northeast quarter of the Southeast quarter of the Southeast quarter, and the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter, all in Section 9, Township 40 North, Range 3 East of W.M., excepting therefrom the South 203 feet of the Northeast quarter of the Southeast quarter of the Southeast quarter, and the South 203 feet of the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter of said section. Except right-of-way for Line Road lying along the East line thereof.

Situate in Whatcom County, Washington.

PARCEL T:

That portion of the following described tract of land lying West of a line being a Northerly extension of the West line of the tract of land conveyed by deed recorded April 12, 1988, under Auditors File No. 1599600, more particularly described as follows:

The North half of the Northeast quarter of the Southeast quarter, and the North 30 feet of the South half of the Northeast quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M., excepting therefrom those parcels of land conveyed to deeds on May 11, 1972, April 29, 1977, February 20, 1980, March 13, 1986, and April 12, 1988, under Auditor’s File Nos. 1114731, 1250007, 1350015, 1531510 and 1599600, respectively. Also excepting thereof the rights-of-way for Haveman Road lying along the Northerly line thereof, and Line Road lying along the Easterly line thereof. Also, except the West 10 acres thereof.

Situate in Whatcom County, Washington.

PARCEL U:

The Southeast quarter of the Southeast quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M., except right-of-way for East Badger Road No. 408 lying along the South line thereof, and except right-of-way for Line Road No. 149 lying along the East line thereof. Also, except those portions deeded to the State of Washington for highway purposes recorded June 27, 1989 under Auditor’s File Nos. 1641973 and 1641974, respectively.

Situate in Whatcom County, Washington.

PARCEL V:

Beginning at the Southwest corner of Section 10, Township 40 North, Range 3 East of W.M.; thence East 365 feet; thence North 600 feet; thence West 365 feet to the West section line; thence South 600 feet along the West section line to the point of beginning. Except the right-of-way for East Badger Road lying along the Southerly line thereof, and also except the right-of-way for Line Road lying along the Westerly line thereof. Except that portion deeded to the State of Washington for road purposes by deed recorded April 18, 1989, under Whatcom County Auditor’s File No. 1634072.

Situate in Whatcom County, Washington.

PARCEL W:

The Northwest quarter of the Northwest quarter of the Southwest quarter and the South one-half of the Northwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., excluding that portion of the Northwest quarter of the Southwest quarter of that section described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southwest quarter; thence North along the West line, 899 feet, 4 inches East, parallel with the North section tine, 200.0 feet; thence South, parallel with the West section line, 339.4 feet; thence East, parallel with the North section line, 460.0 feet; thence North, parallel with the West section line, 100.0 feet; thence East, parallel with the North section line to the East line of the Northwest quarter of the Southwest quarter; thence South along the East line of the Northwest quarter of the Southwest quarter to the Northeast corner of the Northwest quarter of the Southwest quarter; thence West along the South line of the Northwest quarter of the Southwest quarter to the point of beginning. Except the right-of-way of County Road 149 (commonly referred to as Line Road) lying along the West line thereof, and except the right-of-way of the County Road 649 (commonly referred to as Haveman Road) along the North line thereof. Except the West 200,0 feet of the North 220.0 feet thereof.

Situate in Whatcom County, Washington.

PARCEL X:

Beginning 365 feet East of the Southwest corner of Section 10, Township 40 North, Range 3 East, the true point of beginning; thence continuing East 600 feet; thence North 365 feet; thence West 600 feet; thence South 365 feet to the true point of beginning. Except the right-of-way for East Badger Road lying along the Southerly line thereof. Except that portion deeded to the State of Washington for road purposes by deed recorded April 18, 1989, under Whatcom County Auditor’s File No. I 634072.

Situate in Whatcom County, Washington.

PARCEL Y:

The Southwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except the South 571.28 feet of the East 305.00 feet thereof. Except a tract beginning 365.00 feet East of the Southwest corner of said Section 10, the true point of beginning; thence continuing East 600.00 feet; thence North 365.00 feet; thence West 600.00 feet; thence South 365.00 feet to the true point of beginning. Also except a tract beginning at the Southwest corner of said Section 10; thence East 365.00 feet; thence North 600.00 feet; thence West 365.00 feet to the West section line; thence South 600.00 feet along the West section line to the point of beginning. And except right-of-way for East Badger Road lying along the Southerly line thereof, and also except the right-of-way for Line Road lying along the Westerly line thereof.

Situate in Whatcom County, Washington.

PARCEL Z:

The portion of the Northwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southwest quarter of said section; thence North along the West line, 899 feet, 4 inches; thence East, parallel with the North line of said section, 200.0 feet; thence South, parallel with the West line of said section 339.4 feet; thence East, parallel with the North line of said section, 460.0 feet; thence North, parallel with the West line of said section, 100.0 feet; thence East, parallel with the North line of said section to the East line of the Northwest quarter of the Southwest quarter of said section; thence South along the East line of the Northwest quarter of the Southwest quarter to the Southeast corner of the Northwest quarter of the Southwest quarter of said section; thence West along the South line of the Northwest quarter of the Southwest quarter to the true point of beginning. Except the South 264.0 feet of the West 160.0 feet of the Southwest quarter of the Northwest quarter of the Southwest quarter of said Section 10; and except the North 335 feet, 4 inches of the South 599 feet, 4 inches of the West 130.0 feet of the Southwest quarter of the Northwest quarter of the Southwest quarter of said Section 10; and except right-of-way for Line Road No. 149 lying along the West line thereof; and except right-of-way for Haveman Road No. 649 lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL AA:

The Northeast quarter of the Northwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except right-of-way for Haveman Road (County Road No. 649) lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL BB:

The South 571.28 feet of the East 305.00 feet of the Southwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except right-of-way for East Badger Road lying along the South line thereof, and except the South 325.00 feet thereof.

Situate in Whatcom County, Washington.

PARCEL CC:

The West half of the East half of the Southeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., also the West half of the Southeast quarter of the Southwest quarter of said Section 10; except the South 325 feet of the West 400 feet thereof; also, except a tract beginning 400 feet East of the Southwest corner of the Southeast quarter of the Southwest quarter of said Section 10, the true point of beginning; thence North 400 feet; thence East 625 feet, more or less, to the East line of the West half of the East half of the Southeast quarter of the Southwest quarter; thence South 400 feet; thence West 625 feet, more or less, to the point of beginning. All except East Badger Road lying along the Southerly line thereof.

Situate in Whatcom County, Washington.

PARCEL DD:

Beginning 400 feet East of the Southwest corner of the Southeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., the true point of beginning; thence North 400 feet; thence East 625 feet, more or less, to the East line of the West half of the East half of the Southeast quarter of the Southwest quarter; thence South 400 feet; thence West 625 feet, more or less, to the point of beginning. Except the right-of-way for East Badger Road lying along the Southerly line thereof.

Situate in Whatcom County, Washington.

PARCEL EE:

The Northeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except the North 5 rods of the East 16 rods of the Northeast quarter of the Southwest quarter of said Section 10, and except right-of-way for Haveman Road No. 649 lying along the Northerly line thereof, and except right-of-way for Northwood Road (County Road No. 185) lying along the Easterly line thereof.

Situate in Whatcom County, Washington.

PARCEL FF:

The North 5 rods of the East 16 rods of the Northeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., and except right-of-way for Haveman Road No. 649 lying along the North line thereof, and except right-of-way for Northwood Road (County Road No. 185) lying along the Easterly line thereof.

Situate in Whatcom County, Washington.

PARCEL GG:

Government Lot 3, except the South 366 feet of the West 165 feet thereof, Section 33, Township 41 North, Range 3 East of W.M., except East Boundary Road lying along the Northerly line thereof, and except right-of-way for Assink Road lying along the Easterly line thereof.

Also except the following described tract:

Beginning at the Northwest corner of said Government Lot 3; thence South 327 feet, more or less, to the North line of the South 366 feet of said Government Lot 3; thence East 165 feet; thence South 23 feet; thence East 497 feet; thence North 350 feet, more or less, to the North line of said Government Lot 3; thence West to the point of beginning.

Together with the Northeast quarter of the Southwest quarter (except the West 10 rods thereof), in Section 33, except right-of-way for Assink Road.

Situate in Whatcom County, Washington.

PARCEL GG-1:

A perpetual non-exclusive easement for the existing poles and overhead power lines now in place (and the right to enter the premises for maintenance, repair and replacement of the same) under, over, through and across the property described as follows:

The West 70 feet of the East 110 feet of a tract of land described as follows:

Beginning at the Northwest corner of Government Lot 3 of Section 33, Township 41 North, Range 3 East

of W.M.; thence South 327 feet, more or less, to the North line of the South 386 feet of said Government Lot 3; thence East 165 feet; thence South 23 feet; thence East 497 feet; thence North 350 feet, more or less, to the North line of said Government Lot 3; thence West to the point of beginning.

The easement is for the benefit of Parcel GG above.

Situate in Whatcom County, Washington.

PARCEL GG-2:

An easement, 15 feet in width, for the purposes of installing, utilizing and maintaining a pressurized underground pipeline as disclosed by that certain instrument recorded January 10, 2003, under Whatcom County Auditor’s File No.2030101660.

The easement is for the benefit of Parcel GG above.

Situate in Whatcom County, Washington.

PARCEL HH:

Government Lots Sand 6 of Section 31, Township 41 North, Range 4 East of the Willamette Meridian, except that portion thereof lying within Holmquist Road and Halverstick Road;

Also, except that portion of Government Lots 5 and 6, described as follows:

The West 363 feet of Government Lots 5 and 6, except the South 1200 feet thereof;

And except that portion lying North of the South line of Judson Lake; less roads;

Also, except that portion of Government Lot 6, described as follows:

The West 353 feet of the South 600 feet; less roads;

Also, except that portion of Government Lot 6, described as follows:

The West 363 feet of the South 1200 feet of Government Lot 6, except the South 600 feet thereof; less roads;

Situate in Whatcom County, Washington.

PARCEL II:

The West 363 feet of Government Lots 5 and 6 of Section 31, Township 41 North, Range 4 East of W.M.;

Except the South 1200 feet thereof;

And except that portion lying North of the South line of Judson Lake: less roads. Situate in Whatcom County, Washington.

PARCEL JJ:

The West 363 feet of the South 600 feet of Government Lot 6 of Section 31, Township 41 North, Range 4 East of W,M.; Less roads;

Situate in Whatcom County, Washington.

PARCEL KK:

The West 363 feet of the South 1200 feet of Government Lot 6 of Section 31, Township 41 North, Range 4 East of W.M.;

Except the South 600 feet thereof; Less roads;

Situate in Whatcom County, Washington.

Parcel LL:

Government Lot 2, except the South 49 1/2 feet thereof of Section 4, Township 40 North, Range 3 East of W.M.;

Except right of way for Assink Road lying along the West line thereof;

Also

Government Lot 3, Section 4, Township 40 North, Range 3 East of W.M., EXCEPT 30 feet off the East side deeded to Whatcom County for road; except Assink Road.

Situate in Whatcom County, Washington.

Parcel MM:

The Northeast quarter of the Northeast quarter of Section 9, Township 40 North, Range 3 East of W.M., except therefrom the South half of the Southwest quarter of the Northeast quarter of the Northeast quarter of said Section 9 and excepting therefrom the South half of the Southeast quarter of the Northeast quarter of the Northeast quarter of Section 9, Township 40 North, Range 3 East of W.M., except Pangborn Road.

Situate in Whatcom County, Washington.

Street Address of Property
1270 East Badger Road
Lynden, Washington